UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hancock Fabrics, Inc.

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

HANCOCK FABRICS, INC.

One Fashion Way

Baldwyn, Mississippi 38824

NOTICE OF 2014 ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON AUGUST 15, 2014

To the Stockholders of Hancock Fabrics, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Stockholders’ Meeting (the “Annual Meeting”) of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”, “we”, “us” or “our”) will be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, August 15, 2014 at 3:00 p.m. CST, or as soon thereafter as a quorum shall be present, for the following purposes:

1.

To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) by effecting a 1,000-for-1 reverse stock split (the “Reverse Stock Split”), as further described in the accompanying proxy statement (“Proxy Statement”), as a result of which stockholders of record of the Company who hold fewer than 1,000 pre-Reverse Stock Split shares of Common Stock will receive a cash payment of $1.20 per pre-Reverse Stock Split share in lieu of receiving a fractional post-Reverse Stock Split share. Stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a cash payment of $1.20 based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

2.

To elect four members of the Board of Directors of the Company (the “Board of Directors”) to hold office until the next Annual Stockholders’ Meeting or until their respective successors have been elected and qualified. The nominees are Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin.

3.	To ratify the appointment of the accounting firm Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

4.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on July 8, 2014, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the principal office of the Company at least 10 days before the date of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 15, 2014: We generally provide our stockholders access to our proxy materials over the Internet instead of mailing them. On or about July 11, 2014, we expect to mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and any adjournments thereof. On the date of mailing, we will make our Proxy Statement, including this Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K (the “Annual Report”) for the year ended January 25, 2014 (collectively the “proxy materials”) publicly available on the Internet according to the instructions provided in the Notice.

If you receive the Notice by mail, you will not receive a printed copy of the proxy materials with the Notice. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including how to request a printed copy of the proxy materials. The Notice also will instruct you as to how you may submit voting instructions for your proxy over the Internet.

All stockholders are cordially invited to attend the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

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BY ORDER OF THE BOARD OF DIRECTORS

/s/ James B. Brown
James B. Brown
Executive Vice President, Chief Financial Officer and Secretary

Baldwyn, Mississippi

                    , 2014

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS FOR VOTING IN THE COMPANY’S PROXY STATEMENT OR IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

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INTRODUCTION	1

SUMMARY TERM SHEET	3

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS	6

QUESTIONS AND ANSWERS REGARDING PROPOSALS FOR THE ANNUAL MEETING	7

SPECIAL FACTORS	16

Material Terms	16
Purpose of the Transaction	16
Background of the Transaction	16
Reasons for the Transaction	17
Effects of the Transaction	19
Fairness of Transaction	21
Summary of Fairness Opinion	24
Structure of the Transaction	28
Stockholder Approval	29
Effective Date	29
Exchange of Certificates for Cash Payment	29
Post Reverse Stock Split Book Entry Shares	30
Escheat Laws	30
Regulatory Approvals	31
Litigation	31
Reservation	31

OTHER MATTERS RELATED TO THE TRANSACTION	32

Potential Conflicts of Interest	32
Certain Material U.S. Federal Income Tax Consequences	32
Stockholder Approval under Delaware Law	33
Dissenters’ Rights	33
Information Reporting and Backup Withholding	33
Source and Amounts of Funds	33

SOLICITATION AND VOTING PROCEDURES	34

Outstanding Voting Securities and Voting Rights	34
Quorum and Certain Voting Matters	34
Voting of Proxies	34
Record Date	35
Solicitation of Proxies	35
Revocation of Proxies	35

COMPANY INFORMATION	36

The Company	36
Certain Information Concerning the Company, the Company's Directors and Executive Officers and the Filing Persons	36
Company Securities	36
Security Ownership of Certain Beneficial Owners and Management	38
Securities Authorized for Issuance Under Equity Compensation Plans	40
Related Party Transactions	41
Directors, Executive Officers and Corporate Governance	41
Director Independence	44
Board of Directors	44
Committees of the Board of Directors	45
Compensation of Directors	46
Nomination of Directors	46
Stockholder Communications with Directors	47
Additional Corporate Governance Information	48
Section 16(A) Beneficial Ownership Reporting Compliance	48

Code of Business Conduct and Ethics	48
Principal Accountant Fees and Services	48
Audit Committee Report	49
Compensation of Executive Officers	50
Employment Contracts And Termination Of Employment And Change-In-Control Arrangements	51

MATTERS SUBMITTED FOR STOCKHOLDER VOTE	55

Proposal No. 1 – Reverse Stock Split	55
Proposal No. 2 – Election of Directors	55
Proposal No. 3 – Ratification of The Appointment of Independent Auditors	55

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING	55

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY	56

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	56

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	56

OTHER MATTERS	57

EXHIBIT A: FAIRNESS OPINION OF SUTTER SECURITIES INCORPORATED
EXHIBIT B: AMENDMENT TO THE CERTIFICATE OF INCORPORATION

2

PRELIMINARY COPY, SUBJECT TO COMPLETION
DATED          , 2014

HANCOCK FABRICS, INC.

One Fashion Way

Baldwyn, Mississippi 38824

________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 15, 2014

________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”, “we”, “us” or “our”), of proxies, in the accompanying form, to be used at the 2014 Annual Stockholders’ Meeting to be held Friday, August 15, 2014, at 3:00 p.m. CST at the Company’s headquarters, One Fashion Way, Baldwyn, Mississippi, and any adjournments thereof (the “Annual Meeting”).

Stockholders of the Company are being asked to consider and vote upon the following proposals at the Annual Meeting:

1.

To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) by effecting a 1,000-for-1 reverse stock split (the “Reverse Stock Split”), as further described in the accompanying proxy statement (the “Proxy Statement”), as a result of which the stockholders of record of the Company who hold fewer than 1,000 pre-Reverse Stock Split shares will receive a cash payment of $1.20 per pre-Reverse Stock Split share (the “Cash Payment” and collectively with the Reverse Stock Split, the “Transaction”) in lieu of receiving a fractional post-Reverse Stock Split share. Stockholders owning at least 1,000 pre Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

2.

To elect four members of the Board of Directors of the Company to hold office until the next Annual Stockholders’ Meeting or until their respective successors have been elected and qualified. The nominees are Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin.

3.	To ratify the appointment of the accounting firm Burr Pilger Mayer, Inc. (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

4.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The proposed amendment to the Certificate of Incorporation (the “Amendment”) to accomplish the Reverse Stock Split is attached to this Proxy Statement as Exhibit B.

The Board has decided that the costs of being a Securities and Exchange Commission (“SEC”) reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company and its stockholders for us to remain an SEC reporting company. The Reverse Stock Split will enable us to terminate the registration of our Common Stock under the Securities and Exchange Act of 1934 (the “Exchange Act”), if, after the Reverse Stock Split, there are fewer than 300 record holders of our Common Stock and we make the necessary filings with the SEC.

The Board established a special committee of the Board (the “Special Committee”) and delegated to it the authority to review, analyze and evaluate the fairness of the Transaction, present its conclusion and make a recommendation to the Board, after which the Board could determine whether to adopt the Special Committee’s conclusion on fairness or undertake its own evaluation. The Special Committee fully reviewed and considered the terms, purpose, alternatives and effects of the Transaction and has determined that the Transaction is in the best interests of the Company and is substantively and procedurally fair to the stockholders of the Company, including: (i) our stockholders who will be cashed-out as a result of the Transaction and (ii) our stockholders who will continue to hold our Common Stock after the Transaction. After studying the Transaction and its anticipated effects on our stockholders, the Special Committee unanimously approved the Transaction and deemed it procedurally and substantively fair to all of the Company’s stockholders and to the Company and recommended to the Board of Directors that it approve the Transaction.

The Board has fully reviewed and considered the terms, purpose, alternatives and effects of the Transaction, together with the analysis of the Special Committee and has unanimously adopted the determination and recommendation of the Special Committee regarding the fairness of the Transaction.

The Board has fixed July 8, 2014 as the record date for the Annual Meeting (the “Record Date”). Stockholders of record as of the Record Date are entitled to vote at the Annual Meeting and any postponements or adjournments thereof. We cannot complete the Reverse Stock Split unless the holders of at least a majority of the issued and outstanding shares of Common Stock on the Record Date approve the Amendment to effect the Reverse Stock Split at the Annual Meeting. On the Record Date, there were shares of Common Stock outstanding. Our executive officers and directors, who together hold or share the power to vote approximately 8.3% of the shares outstanding on the Record Date, have indicated they will vote in favor of the Amendment with respect to all shares for which they hold or share voting power.

We generally provide our stockholders access to our proxy materials over the Internet instead of mailing them. On or about July 11, 2014, we expect to mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and any adjournments thereof. On the date of mailing, we will make our Proxy Statement, including this Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the year ended January 25, 2014 (collectively the “proxy materials”) publicly available on the Internet according to the instructions provided in the Notice.

If you receive the Notice by mail, you will not receive a printed copy of the proxy materials with the Notice. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including how to request a printed copy of the proxy materials. The Notice also will instruct you as to how you may submit voting instructions for your proxy over the Internet.

We urge you to read this Proxy Statement carefully and in its entirety, including the attached Exhibits. The accompanying Notice of Annual Meeting of Stockholders, form of proxy, and this Proxy Statement are first being mailed to stockholders on or about July 11, 2014.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF SUCH TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT OR THE RELATED SCHEDULE 13E-3 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IF GIVEN OR MADE, YOU SHOULD NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY THE COMPANY. ALL STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT AND ITS EXHIBITS IN THEIR ENTIRETY BEFORE MAKING ANY DECISION IN RESPECT OF OUR COMMON STOCK.

SUMMARY TERM SHEET

This summary term sheet, together with the Questions and Answers section that follows, highlights selected information from this Proxy Statement about the proposed Transaction. This summary term sheet may not contain all of the information that is important to you. For a more complete description of the Transaction, you should carefully read this Proxy Statement and all of its Exhibits in their entirety. For your convenience, we have directed your attention to the location in this Proxy Statement where you can find a more complete discussion of each item listed below.

As used in this Proxy Statement, “the Company,” “we,” “our” and “us” refers to Hancock Fabrics, Inc., and the “Transaction” refers, collectively, to the Reverse Stock Split, together with the related Cash Payment to the stockholders in lieu of the issuance of fractional shares of our Common Stock.

The Transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, because it is intended to, and, if completed, will enable us to, terminate the registration of (or deregister) our Common Stock under Section 12(g) of the Exchange Act and suspend our duty to file periodic reports and other information with the SEC under Section 13(a) thereunder. In connection with the Transaction, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

Reverse Stock Split

We will effect the Reverse Stock Split of our Common Stock, whereby every one thousand shares of our Common Stock issued and outstanding as of the effective date of the Reverse Stock Split will be converted into one whole share of our Common Stock. In lieu of issuing any fractional shares to stockholders who will only hold fractional shares as a result of the Reverse Stock Split, we will make a Cash Payment equal to $1.20 per pre-Reverse Stock Split share to such stockholders. Accordingly, such stockholders owning fewer than 1,000 pre-Reverse Stock Split shares (the “Discontinued Stockholders”) will have no further interest in the Company, will no longer be stockholders of the Company and will be entitled to receive only the Cash Payment of $1.20 multiplied by the number of pre-Reverse Stock Split shares owned by them. However, stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares. Stockholders owning 1,000 or more pre-Reverse Stock Split shares will continue to be stockholders of the Company after the Reverse Stock Split. We anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Annual Meeting of the stockholders of the Company, subject to stockholder approval and subsequent final action by our Board of Directors. The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Delaware, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our stockholders, subject to final authorization by our Board. Pursuant to Delaware law, the Reverse Stock Split requires the approval of holders of a majority of the voting power of the Company’s Common Stock. See “Special Factors - Material Terms” beginning on page 16, “Special Factors - Purpose of the Transaction” beginning on page 16 and “Special Factors - Structure of the Transaction” beginning on page 28, respectively.

Purpose of the Transaction

The primary purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300, thereby allowing us to “go private.” We would file a Form 15 Certificate of Termination of Registration with the SEC under the Exchange Act as soon as possible after consummation of the Transaction so that we would no longer be required to file annual, quarterly or current reports, and we would not be required to comply with the SEC’s proxy rules. The Transaction is an isolated transaction and is not pursuant to a plan to periodically increase a stockholder’s proportionate interest in our assets or earnings and profits. After the Transaction, the Company will continue to be subject to and will comply with the requirements of Delaware law, including requirements with respect to stockholder meetings and information dissemination. See “Special Factors - Purpose of the Transaction” and “Special Factors - Effects of the Transaction” beginning on pages 16 and 19, respectively.

Fairness of the Transaction

The Special Committee has reviewed the Transaction and has determined that the Transaction is in the best interests of the Company and is substantively and procedurally fair to the stockholders of the Company. In connection with its review, the Special Committee retained Sutter Securities Incorporated (“Sutter”) as independent valuation consultants and received Sutter’s opinion regarding the fairness, from a financial point of view, of the Cash Payment to our stockholders. The full text of Sutter’s written opinion, which sets forth assumptions made, procedures followed, matters considered and the qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached to this Proxy Statement as Exhibit A. The Board of Directors has fully reviewed and considered the terms, purpose, alternatives and effects of the Transaction, together with the analysis of the Special Committee and has unanimously adopted the determination of the Special Committee regarding the fairness of the Transaction. You are urged to, and should, read the opinion of Sutter carefully and in its entirety. See “Special Factors - Fairness of Transaction” beginning on page 21.

Effects of the Transaction

Following the completion of the Transaction, certain stockholders who will continue as stockholders of the Company, including certain affiliates and members of management owning our Common Stock, will own an increased percentage of our outstanding Common Stock than such stockholder held prior to the Transaction. We currently have no intention to change our business operations as a result of the Transaction, or to engage in any extraordinary transactions, such as a merger or sale of assets as a result of the Transaction. See “Special Factors - Background of the Transaction,” “Special Factors - Effects of the Transaction” and “Security Ownership of Certain Beneficial Owners and Management” beginning on pages 19 and 38, respectively.

Timing of the Transaction

The Company intends to effect the Transaction as soon as practicable after all filing requirements have been satisfied. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our stockholders, subject to final authorization by our Board. The effective date of the Reverse Stock Split will be determined by the Board. The record date of the Reverse Stock Split will be the same date as its effective date. See “Special Factors - Effects of the Transaction” beginning on page 19.

Source of Funds

The total amount of funds necessary to make Cash Payments to stockholders in connection with the Transaction and for related expenses is estimated to be approximately $1,266,000. See the information under the caption and “Other Matters Related to the Transaction - Source and Amounts of Funds” beginning on pages 33.

Voting Information

The affirmative vote of a majority of our Common Stock outstanding and entitled to vote is required to approve the Amendment to the Certificate of Incorporation and thereby to effect the Transaction. Our directors and executive officers have indicated that they intend to vote the shares of our Common Stock for which they hold or share voting power (1,792,046 shares of Common Stock, or approximately 8.3% of our issued and outstanding shares eligible to vote at the Annual Meeting) “FOR” the Transaction. See “Special Factors -- Stockholder Approval” beginning on page 29 and “Solicitation and Voting Procedures” beginning on page 34.

Tax Consequences

A stockholder who receives no Cash Payment as a result of the Transaction generally will not recognize any gain or loss for U.S. federal income tax purposes. A stockholder who receives a Cash Payment for a fractional share of our Common Stock as a result of the Transaction generally will recognize gain or loss or be treated as having received a distribution for U.S. federal income tax purposes. The specific U.S. federal income tax consequences to a stockholder will depend on the particular circumstances of such stockholder. See “Other Matters Related to the Transaction - Certain Material U.S. Federal Income Tax Consequences” beginning on page 32. You are urged to consult with your own tax advisor regarding the tax consequences of the Transaction to you in light of your own particular circumstances.

Payment and Exchange of Shares

As soon as practicable after the Transaction, Continental Stock Transfer & Trust Company (the “Exchange Agent”) will send each stockholder an instruction letter describing the procedure for surrendering stock certificates in exchange for the Cash Payment. Upon receipt of properly completed documentation and stock certificates, each stockholder will be entitled to receive the Cash Payment for its fractional shares of Common Stock, without interest, from the Exchange Agent. We anticipate that our Exchange Agent will mail instruction letters to stockholders within five to ten (5 - 10) business days after the effective date of the Reverse Stock Split. Stockholders should allow approximately five (5) business days after mailing their properly completed documentation and stock certificates for such materials to be received by our Exchange Agent and should anticipate receiving their cash payment, without interest, after at least ten (10) business days after the receipt of such materials by our Exchange Agent. See “Special Factors - Effects of the Transaction” beginning on page 19.

Stockholders with Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Proxy Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the Transaction is designed to reduce the number of stockholders of record, we intend to treat stockholders holding our Common Stock in street name in substantially the same manner as stockholders whose shares are registered in their names for purposes of the Transaction. However, banks, brokers or other nominees may have different procedures, and stockholders holding our Common Stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

Reservation

The Board retains the right to abandon, postpone or modify the Transaction and the subsequent deregistration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder if it determines that it is not in the best interest of the Company and its stockholders. A number of factors or circumstances could cause the Board to abandon, postpone or modify the Transaction and such deregistration and suspension, including, without limitation, the following:

•        If, immediately prior to the Transaction, the Board does not believe that the Transaction will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Transaction is completed, then the Board may elect to abandon, postpone or modify the Transaction.

•        The Board may elect to abandon, postpone or modify the Transaction if the aggregate cash payments to stockholders necessary to complete the Transaction exceeds any budgetary guidelines set by the Board or would exceed any limits set forth under either the (i) Indenture dated as of November 20, 2012, (the “Indenture”) by and between the Company and Deutsche Bank National Trust Company, as trustee; or (ii) the Amended and Restated Loan and Security Agreement (the “Loan Agreement”) dated November 15, 2012 by and among the Company, HF Merchandising, Inc., Hancock Fabrics of MI, Inc., hancockfabrics.com, Inc., Hancock Fabrics, LLC, HF Enterprises, Inc., HF Resources, Inc. the parties thereto from time to time as lenders, General Electric Capital Corporation, in its capacity as working capital agent, and GA Capital, LLC, in its capacity as term loan agent.

• If any waivers or consents under either the Indenture or the Loan Agreement have not been successfully obtained.

•        Even if the aggregate cash payments to stockholders necessary to complete the Transaction is within the budgetary guideline set by the Board, the Board may elect to abandon, postpone or modify the Transaction if the then economic conditions or the financial condition of the Company, or their outlooks, be such that, in the judgment of the Board, it is no longer advisable to effect the Transaction.

•        If the Board determines that it is in the best interest of the Company and its stockholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Board may elect to abandon, postpone or modify the Transaction.

•        If for any other reason the Board determines that the Transaction is no longer in the best interest of the Company and its stockholders, then it may elect to abandon, postpone or modify the Transaction.

If the Board determines to abandon, postpone or modify the Transaction, then the Company will notify the stockholders of such determination in accordance with applicable rules and regulations. See “Special Factors - Reservation” beginning on page 31.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Proxy Statement contains certain statements that are “forward-looking statements.” Those statements may include statements regarding the intent, belief or current expectations of the Company or its officers with respect to: (i) the Company’s strategic plans and ability to complete and benefit from the Transaction; (ii) the expenses associated with the Transaction and the subsequent deregistration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder; (iii) the number of stockholders following the Reverse Stock Split; (iv) any projections or estimations of future savings of the Company as a result of the Transaction; (v) the Company’s financial condition, results of operations, capital resources and business prospects following the Transaction and (vi) any projections in Sutter’s fairness opinion. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Proxy Statement will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved. The “safe-harbor” provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act do not apply to going-private transactions.

QUESTIONS AND ANSWERS REGARDING
PROPOSALS FOR THE ANNUAL MEETING

The following are some questions about the Proposals Nos. 1, 2 and 3 that may be raised by our stockholders, and answers to each of those questions. The answers to the questions below may not include all the information that is important to you. You are urged to read carefully this entire Proxy Statement and each of the documents that we have attached as exhibits to this Proxy Statement.

General Questions

Q: Where and when is the Annual Meeting?

A: The Annual Meeting will be held at the Company’s headquarters, One Fashion Way, Baldwyn, Mississippi, 38824 on August 15, 2014 at 3:00 p.m.

Q: Who is entitled to vote at the Annual Meeting?

A: Only holders of record of our common stock as of the close of business on July 8, 2014, are entitled to notice of, and to vote at, the Annual Meeting.

Q: What am I being asked to vote on at the Annual Meeting?

A: Our stockholders will consider and vote upon Proposals Nos. 1, 2 and 3.

Q: What is a “quorum” for purposes of the Annual Meeting?

A: The presence, in person or by proxy, of the holders of record of shares of the Company’s Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting, is necessary to constitute a quorum.

Q: Who are the Filing Persons?

A: For the purposes of this Proxy Statement, the “Filing Persons” are those individuals and entities required under the rules of the SEC to provide certain disclosures to our stockholders in order for us to effect the Transaction. See the information under the caption “Company Information -- Directors, Executive Officers and Corporate Governance” in this Proxy Statement.

Q: How do I vote?

A: Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Annual Meeting or attend the Annual Meeting and vote in person. You may also vote on the Internet by following the instructions on the proxy card.

Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q: How many shares were outstanding on the record date?

A: At the close of business on the Record Date, there were             shares outstanding. Only shares of Common Stock outstanding on the record date will be eligible to vote on the Reverse Stock Split. At the Annual Meeting, each share of Common Stock entitles the holder thereof to one vote.

Q: Can I change my vote?

A: Yes. You may change your proxy instructions at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another proxy by signing, dating and returning a completed proxy card with a later date.

●	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at One Fashion Way, Baldwyn, Mississippi, 38824.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q: Who can help answer my questions?

A: If you have additional questions about the Transaction or any of the other disclosures in this Proxy Statement, you should contact us at (662) 365-6448.

Questions on Proposal No. 1

Q: How does the Board recommend that I vote on Proposal No. 1?

A: The Board unanimously recommends that you vote “FOR” the Transaction and thereby the Amendment to effect the Reverse Stock Split.

Q: How are broker non-votes counted for Proposal No. 1?

A: Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents and the election of directors.

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares required to approve a specific proposal.

Accordingly, a broker non-vote will have the effect of a vote against the reverse stock split proposal.

Q: How are abstentions counted for Proposal No. 1?

A: A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum. However, under Delaware law, a proxy marked “ABSTAIN” is not considered a vote cast.

Accordingly, an abstention will have the effect of a vote against the reverse stock split proposal.

Q: What vote is required to approve Proposal No. 1?

A: Delaware General Corporation Law Section provides that the affirmative vote of a majority of our Common Stock outstanding and entitled to vote is required to amend the Certificate of Incorporation and thereby to effect the Reverse Stock Split.

Q: What is the Reverse Stock Split?

The Reverse Stock Split is a reduction of the number of our authorized, issued and outstanding Common Stock in a ratio of one thousand shares prior to the Reverse Stock Split to one share following the Reverse Stock Split. Stockholders that own less than 1,000 shares prior to the Reverse Stock Split will cease to own any shares of our Common Stock and instead will receive cash for their shares.

Q: What is the purpose of the Reverse Stock Split?

A: The Board has decided that the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our stockholders for us to remain an SEC reporting company. The Reverse Stock Split will enable us to terminate the registration of our Common Stock under the Exchange Act if, after the Reverse Stock Split, there are fewer than 300 record holders of our Common Stock and we make the necessary filings with the SEC.

Q: How will the Reverse Stock Split affect the day to day operations of the Company?

A: Though the Reverse Stock Split will have very little effect on the Company’s business and operations, it will reduce management time spent on compliance and disclosure matters attributable to our Exchange Act filings, and may therefore enable management to increase its focus on managing our business and growing stockholder value.

Q: What are some of the advantages of the Transaction?

A: The Board believes that the Transaction may have the following advantages, among others:

●

through the Transaction we will be able to provide complete liquidity for certain of our stockholders at a price determined by the Board to be fair and in the best interests of the stockholders, where there has, recently, been somewhat limited liquidity available through the public trading markets;

●	stockholders will have some ability to either buy or sell shares in order to determine whether to remain as stockholders or to be cashed out;

●

we will eliminate the significant costs and time commitments of our directors and executives related to complying with our obligations as a public company to the benefit of those stockholders remaining after the Transaction. Since we will no longer have to comply with the public reporting and other requirements of the Exchange Act and the Sarbanes-Oxley Act of 2002, we will no longer need to incur certain expenses relating to printing and mailing stockholder documents, our investor relations function, SEC filing fees and personnel time required to comply with our obligations under certain U.S. federal securities laws. We estimate that following the Transaction, we will save approximately $639,950 in cash before taxes annually;

●	stockholders will not be obligated to pay any commissions in connection with the Transaction. However, if you hold your shares through a nominee your nominee may charge you a fee;

●	in light of the limited liquidity of our Common Stock we will not lose liquidity as a benefit of being registered with the SEC;

●	the Transaction will affect our affiliated and un-affiliated stockholders equally; and

●	the Transaction will have minimal effect on the voting power of the Company’s stockholders as the changes in ownership percentage will be slight.

See the information under the captions “Special Factors—Purpose of the Transaction” and “Special Factors—Reasons for the Transaction” in this Proxy Statement.

Q: What are some of the disadvantages of the Transaction?

A: The Board believes that the Transaction may have the following disadvantages, among others:

●

after the Transaction, we will deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or proxy statement disclosures in connection with stockholder meetings;

●	we will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act;

●

because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to those stockholders who will continue to hold our Common Stock after the Transaction;

●	stockholders holding our Common Stock following the Transaction may face a lack of a liquid market for their Common Stock;

●	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% stockholders;

●	we may experience a post-transaction decline in the price of our Common Stock due to illiquidity;

●

we will have no ability to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

●

although we plan, at this time, to continue to engage independent accountants to audit the annual financial statements of the Company, these financial statements may be less comprehensive than the financial statements we are required to maintain and report as a public reporting company;

●

stockholders owning less than 1,000 pre-Reverse Stock Split shares will, after giving effect to the Transaction, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

●

the Transaction will require stockholders owning less than 1,000 pre-Reverse Stock Split shares to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their shares of our Common Stock;

●	the Transaction may be taxable for cashed out stockholders;

●	we will incur costs associated with the Transaction;

●

there is the potential for renewed applicability of public reporting requirements if stockholders who continue to hold our Common Stock after the Transaction transfer stock in a manner that results in more than 300 record holders; and

●

certain rights and protections that the U.S. federal securities laws give to stockholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable, and the Sarbanes Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us.

See the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: What are some of the factors that the Special Committee considered in recommending approval of the Transaction?

A: In addition to the advantages and disadvantages described above, the Special Committee considered numerous factors in recommending approval of the Transaction, including:

●

internal discussions and conclusions about the fairness to our stockholders of the price of $1.20 per pre-Reverse Stock Split share to be paid following the Reverse Stock Split to our stockholders holding fractional shares as a result of the Reverse Stock Split;

●

the opinion of Sutter to the effect that, as of April 25, 2014 (the date of the opinion), that the cash payment of $1.20 per share is fair to the stockholders of the Company in the Transaction, from a financial point of view;

●	the fact that the $1.20 per share price represented a premium of approximately $0.14 or 13%, to the 30 day volume weighted average price of $1.06 as of April 24, 2014 of the Common Stock;

●	the fact that there has been only a limited and inconsistent public trading market for our Common Stock;

●	the various costs and benefits of remaining an SEC registered company;

●

the fact that a substantial number of our stockholders will have an opportunity to liquidate their holdings at a price of $1.20 per share pursuant to the Reverse Stock Split without any brokerage costs;

●	the lack of attractive strategic alternatives; and

●	the significant capital required to improve our business and the available alternatives to finance these capital expenditures.

For a more comprehensive review of the factors considered by the Board, see the information under the caption “Special Factors” in this Proxy Statement.

Q: What are some of the factors that the Board considered in approving the Transaction?

A: In addition to the factors considered by the Special Committee and the advantages and disadvantages described above, the Board also considered numerous other factors in approving the Transaction, including:

●

the Special Committee’s discussions and conclusions about the fairness to our stockholders of the price of $1.20 per pre-Reverse Stock Split share to be paid following the Reverse Stock Split to our stockholders holding fractional shares as a result of the Reverse Stock Split;

●	the recommendation of the Special Committee, based on the analysis and factors described herein which were adopted by the Board;

●

the Special Committee having received from its independent valuation consultants, Sutter, an opinion on April 25, 2014 with respect to the fairness of the cash payment of $1.20 per share to the stockholders of the Company in the Transaction, from a financial point of view; and

●	the structure of the transaction allows stockholders to vote for or against proceeding with the transaction, thus allowing all interested stockholders to express their view and have an effect on the outcome.

Q: What will the effect of the Transaction be?

A: The effect of the Transaction will be as follows:

●

when the Transaction becomes effective, if you are a holder of at least one (1) share of Common Stock you will not need to take any immediate action, including exchanging or returning any existing stock certificates. After the consummation of the Transaction, pursuant to Section 158 of the Delaware General Corporation Law and the Bylaws, the Company, through the Exchange Agent, will issue uncertified shares for those stockholders eligible to receive at least one (1) share of post-Reverse Stock Split common stock in exchange for their pre-Reverse Stock Split shares. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to stockholders continuing after the consummation of the Transaction. If you hold a fractional share as a result of the Reverse Stock Split you will be entitled to receive a Cash Payment based on your pre-Reverse Stock Split share equivalent of your fractional share. If you hold fewer than 1,000 pre-Reverse Stock Split shares you will have no further interest in the Company after you receive your Cash Payment. However, stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares;

●

when the Transaction becomes effective, if you are a holder of less than one (1) share of Common Stock, you will receive a cash payment of $1.20 per pre-Reverse Stock Split share. Within five to ten business days after the Transaction, you will be notified and asked to surrender your stock certificates to the Exchange Agent. You should allow for approximately five business days after mailing for the Exchange Agent to receive your stock certificates surrendered. Upon receipt of a properly completed letter of transmittal and your stock certificates by the Exchange Agent, you will receive your Cash Payment after at least ten business days; and

●

the Transaction will not affect holders of our outstanding options to purchase shares of our Common Stock, whether exercisable or unexercisable. Holders of outstanding options will, following the Transaction, continue to hold these options and the exercise period or vesting schedule of these stock options will not be affected; however, the exercise price and number of shares underlying such stock options shall be adjusted.

Stockholders holding our Common Stock in “street name” (i.e., in a brokerage account) may be subject to special requirements. Please carefully review the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: How will payment for shares be effected?

A: Within five to ten business days after the effective date of the Transaction, the Exchange Agent will send all stockholders with stock certificates representing the right to receive Cash Payments a letter of transmittal with instructions to be used to transmit Common Share certificates. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive a check for such stockholder’s shares of Common Stock. Stockholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate. The Exchange Agent will send a check for such stockholder’s stock after at least ten business days after receiving such properly completed letter of transmittal and accompanying stock certificate. In the event we are unable to locate a stockholder, or if a stockholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holder pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Please do not send your stock certificates to us or the Exchange Agent until after you have received the letter of transmittal and instructions. See the information under the caption “Special Factors -- Structure of the Transaction—Exchange of Certificates for Cash Payment” in this Proxy Statement.

Q: What are the interests of our directors and executive officers in the Transaction?

A: As a result of the Transaction, we estimate that certain of our directors and executive officers will increase their collective percentage beneficial ownership of our Common Stock from approximately 8.3% to 8.6%. See the information under the caption “Other Matters Related to the Transaction – Potential Conflicts of Interest” starting on page 32.

Q: What if I hold Common Stock in “street name”?

A: If you hold Common Stock in “street name,” then your broker, bank or other nominee is considered the stockholder of record with respect to those shares and not you. We intend to treat stockholders holding our Common Stock in street name through a nominee (such as a broker, bank or other nominee) in the same manner as stockholders whose shares are registered in their own name. Accordingly, if you hold 1,000 or more shares of Common Stock in street name you will remain a stockholder after consummation of the Transaction, but will receive a cash payment for any fractional shares. On the other hand, if you hold fewer than 1,000 shares of Common Stock in street name it is intended that you receive cash for your shares. However, it is also possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 1,000 or more shares in the aggregate. Therefore, depending upon your nominee’s procedures, your nominee may not be obligated to treat the Transaction as affecting its beneficial holders’ shares and you may not receive cash for your fractional interests. If you hold fewer than 1,000 shares of Common Stock in street name, we encourage you to contact your bank, broker or other nominee directly as soon as possible so that arrangements can be made, if necessary, to register your holdings to ensure that you receive the Cash Payment. See the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: What if I hold 1,000 or more Common Stock in the aggregate through multiple brokerage or record accounts or a combination of brokerage and record accounts, each with fewer than 1,000 shares?

A: If you hold a total of 1,000 or more Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 1,000 shares, we urge you to contact your bank, broker or other nominee immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Transaction. See the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: If I own fewer than 1,000 shares of Common Stock, is there any way I can continue to be a stockholder of the Company after the Reverse Stock Split?

A: If you own fewer than 1,000 shares of our Common Stock before the Reverse Stock Split, the only way you can continue to be a stockholder of the Company after the Reverse Stock Split is to acquire, prior to the effective date of the Reverse Stock Split, sufficient additional shares to cause you to own a minimum of 1,000 shares on the effective date. However, given the historically limited liquidity of our Common Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that you will be able to acquire sufficient shares to meet or exceed the required 1,000 shares. In such an instance, you would no longer remain a stockholder of the Company after the effective date for the Reverse Stock Split.

Q: Is there anything I can do if I own more than 1,000 shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse Stock Split?

A: If you own more than 1,000 shares of our Common Stock before the Reverse Stock Split, you will only receive a Cash Payment for your fractional shares. If, prior to the effective date of the Reverse Stock Split, you reduce your stock ownership to fewer than 1,000 shares by selling or otherwise transferring shares, then you will receive a Cash Payment for your fractional shares. However, there can be no assurance that any purchaser for your shares will be available.

Q: How did the Special Committee determine the Reverse Stock Split ratio of 1,000-for-1? Could the Special Committee determine that a different ratio should be used for the Reverse Stock Split?

A: On April 25th, 2014, the Special Committee initially approved a ratio for the Reverse Stock Split of 1,000-for-1. The Special Committee may at any time prior to the effectiveness of the Reverse Stock Split determine to use a different ratio if the Special Committee determines that it is in the best interests of our stockholders to do so. If the Board subsequently alters the ratio, we will provide you with notice through an amendment to this Proxy Statement.

Q: What will happen if the Reverse Stock Split is approved by our stockholders?

A: Assuming that we have fewer than 300 record holders of our Common Stock after the Reverse Stock Split, we will file with the SEC to deregister our shares of Common Stock under the Exchange Act. Effective upon filing, obligation to file reports with SEC will be suspended, and 90 days thereafter the deregistration of our Common Stock will become effective and we will no longer be subject to the requirements of the Exchange Act. We will also no longer be subject to the provisions of the Sarbanes-Oxley Act.

Q: What will happen if the Reverse Stock Split is not approved?

If the Reverse Stock Split is not approved by our stockholders, we will continue to operate our business, and we will continue to incur the costs involved with being a public company. We also may decide to evaluate and explore available alternatives, if the Board of Directors consider them feasible and advisable.

Q: Can the Board determine not to proceed with the Transaction as currently contemplated?

A: The Board may determine not to proceed with the Transaction as currently contemplated, or to change certain of the terms of the Transaction, if it believes that abandoning or changing the terms of the Transaction is in the best interests of our stockholders. If the Board determines not to proceed with the Transaction, we will continue to operate our business as presently conducted. See the information under the caption “Special Factors—Reservation” in this Proxy Statement.

Q: What are the U.S. federal income tax consequences of the Transaction to me?

A: A stockholder who receives no Cash Payment as a result of the Transaction generally will not recognize any gain or loss for U.S. federal income tax purposes. A stockholder who receives a Cash Payment for a fractional share of our Common Stock as a result of the Transaction generally will recognize gain or loss or be treated as having received a distribution for U.S. federal income tax purposes. The specific U.S. federal income tax consequences to a stockholder will depend on the particular circumstances of such stockholder. See “Other Matters Related to the Transaction - Certain Material U.S. Federal Income Tax Consequences” beginning on page 32. You are urged to consult with your own tax advisor regarding the tax consequences of the Transaction to you in light of your own particular circumstances.

Q: What information will I be able to get about the Company if I continue to hold shares after the Transaction?

A: After the Transaction, we do not intend to make available to our stockholders any financial or other information about us that is not required by law. We do not intend, but may in our discretion elect, to distribute press releases for material and other events. We will continue to hold stockholder meetings as required under Delaware law, including annual meetings, or to take actions by written consent of our stockholders in lieu of meetings.

Q: What is the total cost of the Transaction to the Company?

A: Upon consummation of the Transaction, a maximum of approximately $936,000 will be required to cash-out fractional shares as part of the Transaction. However, the amount actually paid in connection with the Transaction could be less or more depending on how many shares we are actually required to cash-out upon consummation of the Transaction, which will depend in part on whether stockholders who presently own less than 1,000 shares buy additional shares in order to remain stockholders following the Transaction and whether stockholders who presently own 1,000 or more shares sell shares in order to participate in the cash-out with respect to all of such stockholders shares. We anticipate incurring approximately $330,000 in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Transaction. See the information under the caption “Other Matters Related to the Transaction—Source and Amounts of Funds” beginning on page 33.

Q: What does the deregistration of our Common Stock mean?

A: Following the Transaction, we expect to have fewer than 300 stockholders of record. This will make us eligible to terminate the registration of our Common Stock under the Exchange Act. Following the termination of the registration of our Common Stock under the Exchange Act, we will no longer be required to file annual, quarterly and other reports with the SEC, and beginning 90 days after such deregistration, our executive officers, directors and 10% stockholders will no longer be required to file reports with the SEC relating to their transactions in our Common Stock. Our Common Stock will not be registered on any stock exchange and we expect that any trading in our Common Stock would continue only in privately negotiated sales. See the information under the captions “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: Am I entitled to appraisal or dissenters’ rights in connection with the Transaction?

A: Under Delaware law, our Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”), no appraisal or dissenters’ rights are available to our stockholders who dissent from the Reverse Stock Split.

Q: At what prices has our stock traded recently?

A: There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “HKFI.PK”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. On May 5, 2014, the closing price of our Common Stock was $0.99. See the information under the caption “Company Information—Company Securities” in this Proxy Statement.

Q: Am I permitted to trade my stock prior to the Reverse Stock Split?

A: Stockholders are not prohibited from or restricted in trading their shares prior to the Transaction. However, the price of our Common Stock is volatile, in part because of the low volume of trading. This volatility may increase due to the announcement of the Transaction, especially if stockholders begin purchasing in high volumes to cover short positions. See the information under the caption “Special Factors—Effects of the Transaction” in this Proxy Statement.

Q: Should I send in my stock certificates now?

A: No. After the Reverse Stock Split is completed, we will send instructions on how to receive any cash payments to which you may be entitled.

Questions on Proposal No. 2

Q: How does the Board recommend that I vote on Proposal No. 2?

A: The Board unanimously recommends that you vote “FOR” the election of Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin.

Q: How are broker non-votes counted for Proposal No. 2?

A: Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents and the election of directors.

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares required to approve a specific proposal.

Accordingly, a broker non-vote will have the effect of a vote against Proposal No. 2.

Q: How are abstentions counted for Proposal No. 2?

A: A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum. However, under Delaware law, a proxy marked “ABSTAIN” is not considered a vote cast.

Accordingly, an abstention will have the effect of a vote against Proposal No. 2.

Q: What vote is required to approve Proposal No. 2?

A: Assuming the presence of a quorum, for Proposal No. 2 our Certificate of Incorporation and our Bylaws provide that the affirmative vote of a majority of Common Stock present in person or represented by proxy and entitled to vote is required to elect the directors.

Questions on Proposal No. 3

Q: How does the Board recommend that I vote on Proposal No. 3?

A: The Board unanimously recommends that you vote “FOR” the ratification of the selection of BPM. as the Company’s independent auditors.

Q: How are broker non-votes counted for Proposal No. 3?

A: A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. If the nominee broker properly and timely requests instructions from the beneficial owner and does not receive them, under applicable rules the broker has discretionary authority to vote on certain routine matters such as the ratification of the Company’s independent registered public accounting firm in Proposal No. 3 and therefore there are no broker non-votes for Proposal No. 3.

Q: How are abstentions counted for Proposal No. 3?

A: Abstentions will not be counted as votes cast at the Annual Meeting with respect to Proposal No. 3 and will have no effect on the results of the vote for Proposal No. 3.

Q: What vote is required to approve Proposal No. 3?

A: Our Bylaws provide that an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is necessary for approval of Proposal No. 3.

SPECIAL FACTORS

Material Terms

The Board has authorized the Reverse Stock Split, in order to reduce the number of record holders of our Common Stock to fewer than 300. As a result of the Reverse Stock Split, stockholders holding fewer than 1,000 Pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will have no further interest in the Company and will no longer be stockholders of the Company. Stockholders holding 1,000 or more pre-Reverse Stock Split shares as of the effective date of the Reverse Stock Split will continue to be stockholders of the Company after the Reverse Stock Split.

In lieu of issuing any fractional shares otherwise issuable to stockholders who hold fewer than 1,000 pre-Reverse Stock Split shares, we will make the cash payment of $1.20 per pre-Reverse Stock Split share to such stockholders. Stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

Purpose of the Transaction

The purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300, thereby enabling us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. This will enable us to terminate the Company’s status as a public reporting company with the SEC and reduce the financial and administrative costs incurred with respect to such status. The Transaction is an isolated transaction and is not pursuant to a plan to periodically increase a stockholder’s proportionate interest in our assets or earnings and profits.

In determining whether the number of our stockholders of record falls below 300 as a result of the Reverse Stock Split, we must count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.

As a result of the Reverse Stock Split, we anticipate that the number of shares of our Common Stock issued and outstanding will be reduced from 21,642,853 (the number outstanding as of April 24, 2014) to approximately 20,862. After completion of the proposed acquisition of fractional shares, we anticipate that the total number of record holders of our Common Stock will be reduced from approximately 3,363 to 184.

The cash-out of fractional stockholder interests represents the anticipated cancellation of 581,876 pre-Reverse Stock Split shares, or approximately 2.7% of our outstanding pre-Reverse Stock Split shares.

We estimate that the total cash to be paid to stockholders will be approximately $936,000. In addition, the expenses incurred to effect the Transaction are estimated to be approximately $330,000. The cash to be paid to stockholders and for expenses are expected to be paid out of our currently available cash. The fractional shares acquired in the Transaction will be cancelled and returned to the status of authorized but unissued shares of our Common Stock.

Upon the filing of the Form 15, our obligation to file periodic reports under the Exchange Act will be immediately suspended. Deregistration of our Common Stock will be effective 90 days after filing of the Form 15. Upon deregistration of our Common Stock, our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated. We will not be required to file periodic reports with the SEC in the future unless we subsequently file another registration statement under the Securities Act of 1933, as amended, or again have record holders of our Common Stock in excess of 300 on the first day of a subsequent fiscal year.

Background of the Transaction

We have been a publicly reporting company since 1987. As a public reporting company, we expected to be able to leverage our public company equity to raise capital and pursue acquisitions to help grow our business and expand our operations; however, in recent years, we have found it difficult to raise significant capital and at this point have no future plans to attempt to do so. Furthermore we have experienced limited trading volume, volatile trading prices and low trading prices for our Common Stock, and have derived only minimal benefits from being a public reporting company. In addition, as a result of the delisting of our Common Stock from the New York Stock Exchange effective May 4, 2007, there is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “HKFI.PK”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. Our Common Stock has failed to attract significant interest from institutional investors or market analysts, which could have created a more active and liquid market for our Common Stock. Our Board of Directors does not presently intend to raise capital through sales of our securities in a public offering or to acquire other businesses or entities using our securities as consideration.

As a result of the foregoing, we are not likely to make use of the advantages for raising capital, effecting acquisitions or other purposes that our status as a public reporting company may offer.

Chronology of Deliberations

From time to time in 2013, we began evaluating: (i) the advantages and disadvantages of being a public reporting company, including the costs with respect to filing reports and other information with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act of 2002, and complying with applicable corporate governance requirements, and (ii) the low trading price for our Common Stock in view of the belief that it did not reflect the real value of the Company.

On March 12, 2014, the Board met to discuss the Transaction including, without limitation, the proposed timeline for the Transaction, the budget for paying fractional shares in a reverse stock split and the hiring of a financial advisor. Additionally the Board discussed the formation of the Special Committee to oversee the Transaction and ultimately established the Special Committee, consisting of Steven Scheiwe and Sam Cortez. The Board authorized the Special Committee to oversee and evaluate the Transaction.

On March 20, 2014, the Special Committee met with Gil Matthews of Sutter to discuss retaining Sutter to evaluate the fairness of the amount of the Cash Payment to be paid pursuant to the Reverse Stock Split. The Special Committee agreed to retain Sutter solely for the purpose of rendering an opinion as to the fairness, from a financial point of view, of the Cash Payment to our Stockholders. The Special Committee also further discussed the process and mechanics of the Reverse Stock Split.

The Special Committee held a meeting on April 17, 2014 at which management of the Company provided a recommendation of $1.20 per pre-Reverse Stock Split share for the Cash Payment. The Special Committee also further discussed the process and mechanics of the Reverse Stock Split.

On April 21, 2014, the Special Committee met with Sutter to discuss the Cash Payment to be paid in lieu of fractional shares, the Fairness Opinion to be issued by Sutter, the ratio for the Reverse Stock Split and other considerations for the Transaction. The Special Committee unanimously approved the Cash Payment for fractional shares, subject to further discussion and receipt of the Fairness Opinion from Sutter.

On April 25, 2014, the Special Committee met to receive a final presentation on the fairness of the Transaction from Sutter. The Special Committee unanimously approved the Cash Payment at this time.

Also on April 25, 2014, the Board held a meeting at which the Special Committee presented their recommendation that it was in the best interests of the Company and its stockholders for the Board to approve the Transaction. After a discussion the Board unanimously approved a recommendation of the Transaction to the stockholders.

Reasons for the Transaction

Although we have been a public reporting company since 1987, we believe that now we can derive only minimal benefits from being a public reporting company. Benefits of being a public reporting company (“Public Company Benefits”) typically include:

●	access to the public markets for liquidity purposes for our stockholders;

●	the use of public securities in attracting and retaining executives and other employees;

●	access to the public markets for purposes of raising capital through the sale of securities; and

●	the ability to make acquisitions using SEC registered securities as consideration.

There is currently no established public trading market for our Common Stock and our Common Stock has failed to attract significant interest from institutional investors or market analysts. This has resulted in a relatively low trading volume and market capitalization, which has limited the liquidity benefit to our stockholders. In addition, the legal requirements of public reporting companies create large administrative and financial costs for us. As a small company with limited managerial resources, we believe that these financial resources and this time could more effectively be devoted to other purposes. See “Special Factors - Background of the Transaction” above for more information.

Our Board of Directors believes that consummating a “going private” transaction is a necessary step to reduce corporate overhead costs by eliminating the costs associated with being a public reporting company, including with respect to filing reports with the SEC, complying with certain of the rules and regulations under the Sarbanes-Oxley Act of 2002, and complying with applicable corporate governance requirements. Furthermore, our Board of Directors has determined that the costs of being a public reporting company currently outweigh the Public Company Benefits and, thus, that it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders, for the Company to remain a public reporting company, for the reasons described below. The primary purpose of the Transaction is to reduce the number of record holders of our Common Stock to fewer than 300 to enable us to elect to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder. The Board believes that the Transaction provides the most certainty for the Company to achieve this purpose.

Exchange Act Reporting Costs.

The Company incurs significant direct and indirect costs in complying with its periodic reporting and other obligations under the Exchange Act (collectively, the “Public Company Costs”), including: the legal, accounting, printing, mailing, public relations, compliance and administrative costs of preparing, reviewing, filing, printing and distributing the reports and other filings required under the Exchange Act; the broker and Exchange Agent charges for forwarding materials to beneficial holders of our Common Stock; management’s time and attention expended in preparing and reviewing such reports and other filings; and the substantially higher premiums for directors’ and officers’ insurance policies payable by public reporting companies. The Company’s direct, out-of-pocket costs comprising the Public Company Costs were approximately $639,950 during 2013.

While we presently have no specific plans to do so, we may, periodically, send stockholders financial and/or other information. We anticipate that our consolidated financial statements will be subject to audit only to the extent required by applicable law and covenants in any credit or financing agreement which we may enter. We expect that, in connection with any pending litigation, contractual, regulatory and general business issues, we will, from time to time, engage and confer with outside counsel, as needed.

In addition, the Board of Directors believes that the Transaction and subsequent deregistration of our Common Stock and the suspension of our duty to file periodic reports and other information with the SEC, will allow our management and employees to devote more time and effort to improving our operations.

Liquidity for Small Stockholders.

Our Board of Directors believes that our stockholders may be deterred from selling their shares because of the lack of an active trading market and because of disproportionately high brokerage costs. The trading volume in our Common Stock has been, and continues to be, limited. Our Common Stock does not trade every day. The average daily trading volume of our Common Stock over the twelve-month, six-month and three-month periods ended April 24, 2014 was approximately 15,414, 16,024 and 11,100 shares, respectively. Our Board of Directors believe that the Transaction would give stockholders who are cashed out an opportunity to receive a fair price in cash for their shares without having to pay disproportionately high brokerage commissions. The cash payment of $1.20 per share of our Common Stock held prior to the Reverse Stock Split represents a premium of approximately 13% over the volume weighted average closing price of our Common Stock during the 30-trading day period ended April 24, 2014.

Lack of Capital from Public Markets.

In addition to the Public Company Costs, the Company is not able to, and does not presently intend to exploit, many of the Public Company Benefits. The price of our Common Stock has been volatile but overall low over the past two years. The current trading price of our Common Stock would make using it as a vehicle to raise capital or to provide acquisition consideration extremely dilutive to our stockholders. As a result, the Company is not receiving any of the traditional Public Company Benefits, yet, the Public Company Costs continue to increase, substantially depleting the limited resources of the Company. The increase in costs arises, among other things, because of an increase in securities regulation. Our Board of Directors believes that the Public Company Costs, if continued, would be detrimental to the financial condition of the Company.

Other Public Company Benefits which exist for the benefit of public stockholders include: (i) the rights and protections afforded stockholders by the federal securities laws; (ii) the substantive requirements of the federal securities laws, including the Sarbanes-Oxley Act of 2002, which are imposed on public companies; and (iii) limitations and reporting requirements imposed on officers and directors of public companies, including restrictions on short-swing trading and the reporting obligations of officers and directors. These benefits were not considered to outweigh the Public Company Costs due to the small size of the Company, its limited staffing and the lack of a liquid trading market for our Common Stock. Accordingly, our Board of Directors has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders, for the Company to remain a public reporting company.

Effects of the Transaction

Effects Generally.

The Board of Directors is soliciting stockholder approval for the Reverse Stock Split including, without limitation, the Amendment. If approved by the stockholders and implemented by the Board of Directors, we anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Annual Meeting. The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Delaware, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our stockholders, subject to final authorization by our Board of Directors.

Effects of the Transaction on our Stockholders.

Based on information available to us, we estimate that the Transaction will reduce the total number of record holders of our Common Stock from approximately 3,363 to approximately 184. The reduction in the number of our record stockholders below 300 will enable us to deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder, which will substantially reduce the information required to be furnished by us to the public, including our stockholders.

We intend to apply for deregistration of our Common Stock and suspension of our duty to file periodic reports and other information as soon as practicable following completion of the Transaction. See “Special Factors - Purpose of the Transaction.” However, the Board reserves the right, in its discretion, to abandon, postpone or modify the Transaction prior to the effective date of the Reverse Stock Split if it determines that doing so is in our best interests and the best interests of our stockholders. See “Special Factors - Structure of the Transaction ¬Reservation” beginning on page 31.

When the Transaction is consummated, stockholders owning fewer than 1,000 pre-Reverse Stock Split shares will no longer have any equity interest and will not participate in our future earnings or any increases in the value of our assets or operations. Such stockholders owning fewer than 1,000 pre-Reverse Stock Split shares will, following the Transaction, have their pre-Reverse Stock Split shares cancelled and converted into the right to receive the Cash Payment. Within five to ten business days after the effective date of the Reverse Stock Split, the Exchange Agent will send these stockholders a letter of transmittal with instructions as to how such stockholders will be paid the Cash Payment. The letter of transmittal will include instructions on how to surrender stock certificates to our Exchange Agent. Stockholders should allow approximately five business days after mailing their properly completed documentation and stock certificates for such materials to be received by our Exchange Agent and should anticipate receiving their cash payment, without interest, after at least ten business days after the receipt of such materials by our Exchange Agent.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Although the Transaction is designed to reduce the number of stockholders of record, we intend to treat stockholders holding Common Stock in street name held through a broker or other nominee in the same manner as stockholders whose shares are registered in their names for purposes of the Transaction. Nominees will be instructed to effect the Transaction for their beneficial owners. However, nominees may have different administrative procedures with respect to how they communicate with beneficial owners, and stockholders owning shares in street name should contact their nominee(s).

Stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, and option holders, will benefit from any future increase in our earnings. Such stockholders will continue to have an equity interest in the Company after the Transaction and will own a security, the liquidity of which may be severely restricted. Such stockholders will also be entitled to a Cash Payment, only if they hold a fractional share as the result of the Reverse Stock Split. They will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share.

After the consummation of the Transaction, pursuant to Section 158 of the Delaware General Corporation Law and the Bylaws, the Company, through the Exchange Agent, will issue uncertified shares for those stockholders eligible to receive at least one (1) share of post-Reverse Stock Split common stock in exchange for their pre-Reverse Stock Split shares. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to stockholders continuing after the consummation of the Transaction.

Effects of the Transaction on our Affiliates.

As of April 24, 2014, our officers and directors hold an aggregate of 1,792,046 shares of our Common Stock and options for 150,000 shares of our Common Stock. They will receive Cash Payment for any fractional shares they hold, but any officer or director owning more than 1,000 pre-Reverse Stock Split shares will continue as a stockholder after the Reverse Stock Split. Additionally, none of our officers and directors will continue to be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the short-swing profit recapture provisions thereunder. Stockholders acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act. The beneficial ownership percentage and the reduction in the number of Common Stock outstanding following the Transaction may increase or decrease depending on purchases, sales, and other transfers of Common Stock by our stockholders prior to the effective time of the Reverse Stock Split, and the number of shares that are actually cashed-out in the Transaction. The beneficial ownership percentage of shares of our Common Stock held by our officers and directors and the beneficial ownership percentage of the stockholders who will continue to hold our Common Stock after the Transaction, may increase or decrease as a result of such purchases, sales and other transfer of shares of our Common Stock by our stockholders prior to the effective time of the Reverse Stock Split, and depending on the number of shares that are actually cashed-out in the Transaction.

Potential Disadvantages of the Transaction to Stockholders.

While we believe that the Transaction will result in the benefits described above, several disadvantages should also be noted:

●

after the Transaction, we will deregister our Common Stock under the Exchange Act and suspend our duty to file periodic reports and other information with the SEC thereunder and, therefore, we will no longer be subject to the reporting requirements under the Exchange Act, such as periodic filings of financial statements and proxy or proxy statement disclosures in connection with stockholder meetings;

●	we will no longer report our quarterly or annual results of operations or activities in reports filed with the SEC under the Exchange Act;

●

because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to those stockholders who will continue to hold our Common Stock after the Transaction;

●	stockholders holding our Common Stock following the Transaction may face a lack of a liquid market for their Common Stock;

●	we may experience a post-transaction decline in the price of our Common Stock due to illiquidity;

●

we will have no ability to access the public capital markets and to use public securities in attracting and retaining executives and other employees and a decreased ability to use stock to acquire other companies;

●	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% stockholders;

●

although we plan, at this time, to continue to engage independent accountants to audit the annual financial statements of the Company, these financial statements may be less comprehensive than the financial statements we are required to maintain and report as a public reporting company;

●

stockholders owning less than 1,000 pre-Reverse Stock Split shares will, after giving effect to the Transaction, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

●

the Transaction will require stockholders owning less than 1,000 pre-Reverse Stock Split shares to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their shares of our Common Stock;

●	the Transaction may be taxable for cashed out stockholders;

●	we will incur costs associated with the Transaction;

●

there is the potential for renewed applicability of public reporting requirements if stockholders who continue to hold our Common Stock after the Transaction transfer stock in a manner that results in more than 300 record holders; and

●

certain rights and protections that the U.S. federal securities laws give to stockholders of public companies will cease and the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable, and the Sarbanes Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us.

Financial Effects of the Transaction.

Completion of the Transaction will require us to spend approximately $330,000, which includes legal, financial and other fees and costs related to the Transaction. This estimate does not include the cost of the aggregate cash payment to Discontinued Stockholders, which we estimate will be approximately $936,000. These costs will be offset by the costs we would otherwise incur as a public reporting company to comply with SEC reporting requirements, which we estimate to be approximately $639,950 per year.

Trading Market for Our Common Stock.

There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “HKFI.PK”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions. Subsequent to the Transaction, our Common Stock may no longer be traded on the OTC Markets.

Fairness of Transaction

The Board established the Special Committee and delegated to it the authority to review, analyze and evaluate the fairness of the Transaction, present its conclusion and make a recommendation to the Board, after which the Board could determine whether to adopt the Special Committee’s conclusion on fairness or undertake its own evaluation. The Special Committee fully reviewed and considered the terms, purposes, alternatives and effects of the Transaction and has determined that the Transaction is in the best interests of the Company and our stockholders and is substantively and procedurally fair to the stockholders of the Company, including: (i) our stockholders who will be cashed-out as a result of the Transaction and (ii) our stockholders who will continue to hold our Common Stock after the Transaction. After studying the Transaction and its anticipated effects on our stockholders, the Special Committee unanimously approved the Transaction and deemed it procedurally and substantively fair to all of the Company’s stockholders and to the Company and recommended to the Board of Directors that it approve the Transaction.

The Board of Directors has fully reviewed and considered the terms, purpose, alternatives and effects of the Transaction, together with the analysis of the Special Committee described in this section “Fairness of the Transaction,” and has unanimously adopted the determination and recommendation of the Special Committee regarding the fairness of the Transaction.

Substantive Fairness of the Transaction.

In determining the fairness of the Transaction, the Special Committee considered numerous factors including, but not limited to those discussed below, in addition to the alternative transactions discussed in “Special Factors — Background of the Transaction” beginning on page 16. In light of these factors, the Special Committee believes that the Transaction is substantively fair to the Company’s stockholders, including our stockholders who will be cashed-out as a result of the Transaction and our stockholders who will continue to hold our Common Stock after the Transaction. The Special Committee did not assign specific weight to the factors set forth below in a formulaic fashion. Moreover, in their considerations, individual directors may have given differing weights to different factors. However, the Special Committee did place special emphasis on the significant cost and time savings we expect the Company to realize from deregistration of our Common Stock under the Exchange Act and the suspension of our duty to file periodic reports and other information with the SEC thereunder.

Significant Cost and Time Savings.

By deregistering our Common Stock and suspending our duty to file periodic reports with the SEC, we expect to realize recurring annual cost savings of approximately $639,950, which represents our Public Company Costs and includes savings from personnel expense relating to the time spent by our management to prepare and review our reports required to be filed with the SEC under the Exchange Act. In addition, the Special Committee has determined that the Public Company Costs, currently and in the foreseeable future, will continue to outweigh the Public Company Benefits and, thus, it is no longer in the best interests of the Company or its stockholders, creditors, or other stakeholders, for the Company to remain a public reporting company. See the “Special Factors -Purpose of the Transaction” and “Special Factors - Reasons for the Transaction” beginning on pages 16 and 17, respectively.

Opportunity to Remain a Holder of, or to Liquidate, Common Stock.

Another factor considered by the Special Committee in determining the fairness of the Transaction to holders of our Common Stock is the opportunity the Company’s stockholders have to remain stockholders or to liquidate their Company holdings. Current holders of fewer than 1,000 shares of our Common Stock can either remain Company stockholders by acquiring additional shares so that they own at least 1,000 shares of our Common Stock immediately before the effective date of the Reverse Stock Split or be cashed out in the Reverse Stock Split. If a stockholder purchases additional shares of our Common Stock, then the stockholder may incur brokerage fees or commissions. Holders of fewer than 1,000 shares of our Common Stock at the effective time of the Reverse Stock Split will have their fractional post-Reverse Stock Split shares purchased by the Company at a premium price without paying any brokerage fees or commissions. The Special Committee did not quantify the consideration of brokerage fees and commissions paid for having such fractional shares cashed out in the Reverse Stock Split since such fees, if any, vary significantly depending upon the method used to acquire or dispose of shares. Conversely, stockholders who own 1,000 shares or more and who desire to liquidate their shares in connection with the Transaction at the premium price offered can reduce their holdings to less than 1,000 shares by selling or gifting shares prior to the effective date of the Reverse Stock Split. The Special Committee did not place undue emphasis on this factor due to the limited trading market for our Common Stock. See “Special Factors - Reasons for the Transaction” and “Special Factors - Structure of the Transaction” beginning on pages 17 and 28, respectively.

Recent and Historical Trading Prices.

The Special Committee considered recent and historical trades of our Common Stock. There is currently no established public trading market for our Common Stock. Our Common Stock is currently quoted on the OTC Markets, formerly known as the “Pink Sheets”, under the symbol “HKFI.PK”. The OTC Markets is a centralized quotation service that collects and publishes market maker quotes for over-the-counter securities in real time. Over-the-counter market quotations, like those on the OTC Markets, reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

The recent and historical trading of our Common Stock relates to the fairness of the Transaction to stockholders because it provides some insight into how the market has historically valued our Common Stock. Since Discontinued Stockholders will no longer be able to directly participate in the financial success of the Company, the Cash Payment paid to these stockholders as a result of the Reverse Stock Split represents the final opportunity to obtain value for their investment. Although not a perfect measure, the trends over time in the market price of our Common Stock reflect market perceptions about the Company’s intrinsic value.

Based on the foregoing, the Special Committee determined that a Cash Payment based on the historical trading prices of our Common Stock would be an appropriate method of determining the fair value of shares of our Common Stock being cashed out in the Transaction. In its deliberations concerning the fairness of the Transaction, the Special Committee considered:

●	the historical trading prices for our Common Stock over the past two (2) years (ranging from a low of $0.35 to a high of $1.33);

●	the historical trading prices for our Common Stock during the 30-trading day period ended April 24, 2014 (a low of $0.95 and a high of $1.19); and

●	a recent closing price of our Common Stock ($0.95 as of April 24, 2014).

The cash payment to stockholders of $1.20 per share represents a 13% premium to the volume weighted average closing price of our Common Stock during the 30-trading day period ended April 24, 2014, which was $1.06. The cash payment to our stockholders of $1.20 per share represents a premium of approximately 26.3% over the $0.95 closing price of our Common Stock on April 24, 2014. The Special Committee determined that, as a result these premiums, the Cash Payment was a fair price for the shares our Common Stock being cashed out in the Transaction in light of the factors considered by the Special Committee.

Net Book Value of Our Common Stock, Excluding Minority Interest and Intangible Assets.

Net book value is based upon the historical cost of the Company’s assets and ignores the value of the company as a going concern. Our net book value of our Common Stock as of: (i) January 28, 2012 and January 26, 2013 was $10,991,000 and $(389,000), respectively, and (ii) January 25, 2014 was $202,000.

Liquidity of Our Common Stock.

The Special Committee discussed the lack of an active trading market for our Common Stock, the lack of any market analyst coverage of the Company and our inability to access the public capital markets as some of the indications that our stockholders are not receiving the typical Public Company Benefits. Specifically, the Special Committee considered that our Common Stock had an average daily trading volume over the six-month period ended April 24, 2014 of approximately 16,024 shares, respectively. The Special Committee determined that the limited liquidity of our Common Stock was an additional indication of fairness to the Discontinued Stockholders. See “Special Factors - Reasons for Transaction” beginning on page 17.

Equal Treatment of Affiliated and Unaffiliated Holders of Our Common Stock.

The Transaction will not affect holders of our Common Stock differently on the basis of affiliate status. The sole determining factor in whether a stockholder will no longer hold our Common Stock after the Transaction or will continue as a holder of our Common Stock as a result of the Transaction is the number of shares of our Common Stock held by the stockholder as of the effective date of the Reverse Stock Split.

Minimum Effect on Voting Power.

The Transaction will have a minimum effect on the voting power of the Company’s stockholders. The voting and other rights of our Common Stock will not be affected by the Transaction. The only effect of the Transaction on the Company’s voting power will be a slight change in the overall ownership percentage of the stockholders who continue to hold our Common Stock following the Transaction.

Liquidation Value.

The Special Committee viewed the liquidation value of the Company to be an inappropriate measure for the purpose of evaluating the fairness of the Cash Payment. There is no present intention of liquidating the Company. Further, the Transaction will only result in the termination of an equity interest by the stockholders reduced to fractional shares as a result of the Reverse Stock Split. The total of all such shares represents approximately 2.7% of our outstanding pre-Reverse Stock Split shares. A liquidation process would also involve additional legal fees, costs of sale and other expenses that would reduce any amounts that stockholders might receive upon a liquidation. Given the other factors considered by the Special Committee as described in this Proxy Statement, the Special Committee did not pursue a liquidation value approach.

No Firm Offers.

We have not received during the last two years any firm, unconditional offers for a merger or consolidation with or into another company, or vice versa, or the sale or transfer of all or substantially all of our assets to another company, or a purchase of our securities by another person that would involve a change in our control on terms satisfactory to the Company.

Potential Disadvantages of the Transaction

The Special Committee also considered possible disadvantages effecting the Transaction including, but not limited to the following:

Termination of Publicly Available Information About the Company.

After deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, information regarding our operations and financial results that is currently available to the general public and our stockholders will no longer be readily available, and stockholders seeking information about us will have to contact us directly to receive such information. We may or may not provide stockholders with information, upon request or otherwise, that we are not required by law to provide. The Special Committee believes that the overall benefits to the Company of no longer being a public reporting company substantially outweigh the disadvantages associated with a lack of publicly available information about the Company. See “Special Factors - Effects of the Transaction” beginning on page 19.

Reduction of Market for Our Common Stock.

After the completion of the Transaction and the deregistration of our Common Stock and suspension of our duty to file periodic reports and other information with the SEC, our stockholders may experience reduced liquidity for their shares of our Common Stock, even if our Common Stock continues to be quoted in the OTC Markets. See “Special Factors - Effects of the Transaction” beginning on page 19 for more information.

Possible Post-Transaction Decline in Price of Our Common Stock due to illiquidity.

After the completion of the Transaction, our stockholders may experience reduced liquidity for their shares of our Common Stock. This reduced liquidity may adversely affect the market price of our Common Stock. See “Special Factors - Effects of the Transaction” beginning on page 19 and “Termination of Publicly Available Information about the Company” immediately below.

The Company Will No Longer Have the Potential Benefits Normally Associated with Public Reporting Company Status.

Another potential disadvantage of the Transaction is that we will no longer have the Public Company Benefits, such as better access to the capital markets for issuances of securities. We would still have access to capital markets, but if we were to conduct a public offering of our securities, we would have to again become a reporting company, and the expenses that we are seeking to eliminate would then be reinstated. Furthermore we would no longer have the benefit of being able to use public securities in attracting and retaining executives and other employees. We believe that the cost savings from ceasing to be a public reporting company outweigh the drawbacks of losing more ready access to the capital markets.

Sarbanes-Oxley Act and Other Reporting and Disclosure Provisions Will No Longer Apply to the Company.

After the completion of the Transaction and the deregistration of our Common Stock and suspension of our duty to file periodic reporting and other information with the SEC, we will no longer be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Exchange Act that apply to public companies, including the requirement that the chief executive officer and the chief financial officer certify the accuracy of the financial statements contained in our Exchange Act filings. In addition, our officers, directors and 10% or greater stockholders will no longer be subject to the short-swing profit recapture provisions and reporting requirements of Section 16 of the Exchange Act. See “Special Factors - Effects of the Transaction” beginning on page 19.

Certain Stockholders Will Not Participate in Future Increases in Our Value.

Following the Transaction, stockholders who own less than 1,000 pre-Reverse Stock Split shares will no longer have an equity interest in the Company and will not participate in our future earnings or any increases in the value of our assets or operations. See “Special Factors - Effects of the Transaction” beginning on page 19.

Although potentially relevant to a determination of fairness of the Transaction, the factors listed below, for the reasons given, were determined by the Special Committee to not be applicable to the Company and were not considered or were not given any weight by the Special Committee.

The Special Committee believes that all of the factors mentioned above, both favorable and unfavorable, when viewed together support a conclusion that the Transaction is substantively fair to all the Company stockholders, including those stockholders who will be cashed out as a result of the Transaction and those who will continue to be stockholders of the Company after the Transaction. The Special Committee set the cash payment Price at $1.20 based on the factors described above, and in particular, the premium that the Cash Payment represents over the historic trading prices and net book value of our Common Stock as discussed above.

Fairness Opinion of Sutter.

The Special Committee considered the financial analyses reviewed and discussed with the Special Committee by representatives of Sutter and the opinion of Sutter delivered on April 25, 2014 with respect to the fairness, from a financial point of view, of the Cash Payment to certain stockholders of the Company. The Special Committee engaged Sutter because of its qualifications, reputation and experience in the valuation of businesses and securities. There is no material relationship that has existed, or is mutually understood to be contemplated in the future, between Sutter and the Company. Other than the valuation analysis prepared by Sutter at the request of the Special Committee in March 2014, there has been no material relationship between the Company and Sutter.

Procedural Fairness of the Transaction.

In addition to the fairness of the substance of the Transaction, the Special Committee believes that the process by which decisions were made regarding the Transaction is procedurally fair to the Company’s stockholders, including those stockholders who will be cashed out as a result of the Transaction and to those stockholders who will continue to be stockholders of the Company after the Transaction.

The Special Committee noted that stockholders can purchase, subject to availability, prior to the effective date of the Reverse Stock Split, such additional shares of our Common Stock through the market in order to make their holdings of our Common Stock exceed 1,000 shares, thereby avoiding the result of holding only fractional shares from the Reverse Stock Split.

The Board is recommending, but stockholders are determining the outcome.

The Special Committee has not granted unaffiliated stockholders access to our corporate files and no one has retained any unaffiliated representative to act solely on behalf of unaffiliated stockholders for any purpose. With respect to unaffiliated stockholders’ access to our corporate files, the Special Committee believes that this Proxy Statement, together with our other filings with the SEC, provide adequate information for unaffiliated stockholders. In deciding not to adopt these additional procedures, the Special Committee also took into account factors such as our size and financial capacity and the costs of such procedures.

Summary of Fairness Opinion

Pursuant to an engagement letter dated March 25, 2014, the Special Committee retained Sutter to render an opinion to the Special Committee as to whether the Cash Payment represents a fair value, from a financial point of view, for our Common Stock.

On April 25, 2014, Sutter delivered its opinion to the Special Committee that, as of April 25, 2014, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the Cash Payment represents a fair value, from a financial point of view, for our Common Stock. Sutter updated its opinion on , 2014.

The full text of Sutter’s updated written opinion, dated    , 2014, is attached as Exhibit A and is incorporated by reference herein. Stockholders of the Company are urged to read the entire opinion carefully and in its entirety to learn about the assumptions made, procedures followed, matters considered and limits on the scope of the review undertaken by Sutter in rendering its opinion. The analysis performed by Sutter should be viewed in its entirety; none of the methods of analysis should be viewed in isolation when reaching a conclusion on whether the consideration was fair, from a financial point of view. The opinion addresses only the fairness of the Cash Payment, from a financial point of view, to the value of our Common Stock as of April 25, 2014, and does not address the Company’s underlying business decision to proceed with or effect the Transaction or the likelihood of consummation of the Transaction. Sutter’s opinion was directed to the Special Committee in connection with its consideration of the Transaction and was not intended to be, a recommendation to the Special Committee, the Board of Directors, any security holder or any other person as to how to act or vote with respect to any matter relating to the Transaction.

In arriving at its opinion, Sutter:

●	reviewed the Proxy Statement;
●	reviewed Hancock’s Annual Report on Form 10-K for the fiscal year ended January 26, 2013 and January 25, 2014;
●	reviewed certain operating and financial information, including projections, provided by management relating to Hancock's business and prospects;
●	met with certain members of Hancock's senior management to discuss its operations, historical financial statements and future prospects;
●	visited Hancock's facilities in Baldwyn, Mississippi;
●	reviewed the historical market prices and trading volume of the common shares of Hancock;
●	reviewed publicly available financial data and stock market performance data of companies which it deemed generally comparable to Hancock;
●	reviewed the terms of recent acquisitions of companies which it deemed generally comparable to Hancock;
●	analyzed the estimated present value of future cash flows of Hancock based on projections prepared by management;
●	considered the anticipated cost savings resulting from the Transaction; and
●	conducted such other studies, analyses, inquiries and investigations as it deemed appropriate.

For its opinion, Sutter assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by the Company and further relied upon the assurances of the management of the Company that information furnished by them for purposes of its analysis did not contain any material omissions or misstatements of material fact. With respect to the Financial Projections, Sutter was advised by the management of the Company and assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company, and Sutter expressed no view as to the assumptions on which they are based.

Sutter did not make any independent valuation or appraisal of the assets or liabilities (fixed, contingent or otherwise) of the Company, nor was it furnished with any such valuations or appraisals. Sutter did not evaluate the solvency of the Company under any law of any jurisdiction relating to bankruptcy, insolvency or similar matters.

Sutter is not a legal, tax, accounting or regulatory advisor. Sutter is a financial advisor only and has relied upon, without independent verification, the assessment of the Company with respect to legal, tax, accounting and regulatory matters. Sutter’s opinion did not address the underlying business decision of the Company to effect the Reverse Stock Split or the relative merits of the Reverse Stock Split as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.

Sutter’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it, as of April 25, 2014. Events occurring after such date may affect the opinion and the assumptions used in preparing it, and Sutter did not assume any obligation to further update, revise or reaffirm the opinion.

Sutter’s opinion addressed only the fairness, from a financial point of view, of the Cash Payment per fractional share of the Company’s Common Stock to the Company’s stockholders pursuant to the Transaction, as of April 25, 2014. The issuance of Sutter’s opinion was approved by a Sutter’s fairness opinion committee.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by Sutter in connection with Sutter’s opinion relating to the Cash Payment in connection with the Transaction. The rendering of an opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, this summary does not purport to be a complete description of the analyses performed by Sutter. The order of analyses described below does not represent the relative importance or weight given to those analyses by Sutter. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand Sutter’s financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Sutter’s financial analyses.

In performing its analyses, Sutter made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Sutter does not assume any responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below.

Selected Publicly Traded Comparable Companies.

In order to assess how the public market values shares of publicly traded companies similar to the Company, Sutter reviewed and compared certain financial information relating to the Company with selected guideline companies, which, in the exercise of its professional judgment and based on its knowledge of the industry, Sutter deemed relevant to the Company. Although none of the selected guideline companies is identical to the Company, Sutter selected these companies because they had publicly traded equity securities, were retailers operating primarily in shopping centers, and were deemed to be similar to the Company in one or more respects including size and financial performance. The selected comparable companies were:

bebe stores, inc.

Cache, Inc.

The Cato Corporation

Christopher & Banks Corporation

Citi Trends, Inc.

Destination XL Group, Inc.

Haverty Furniture Companies, Inc.

Kirkland's, Inc.

Pacific Sunwear of California, Inc.

Shoe Carnival, Inc.

For the Company and each of the selected guideline companies, Sutter calculated and compared various financial multiples and ratios of the Company and the selected guideline comparable companies based on each respective company’s public filings for historical information and consensus third-party research estimates from yahoofinance.com for forecasted earnings per share ("EPS").

In its review of the selected guideline companies, Sutter considered, among other things:

enterprise values (“EV”) as a multiple of (i) reported revenues for the latest twelve-month period (“LTM”), (ii) reported LTM earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (iii) reported LTM earnings before interest and taxes (“EBIT”); and

market price as a multiple of EPS ("P/E ratios") reported for the LTM and for consensus EPS estimates for the current and next fiscal years.

The multiples as of April 24, 2014, are summarized in the following table:

	Enterprise value to:			P/E ratio
	Revenues	LTM EBITDA	EBIT LTM	LTM	Current year	Next year
Median	0.49x	6.9x	9.6x	18.0x	18.4x	15.2x
Harmonic mean	0.47x	6.7x	9.6x	18.9x	20.1x	17.4x
The Company	0.36x	11.5x	24.9x	Neg.	31.7x	11.9x

Sutter considered that although the selected guideline companies were used for comparison purposes, no business of any selected guideline company was either identical or directly comparable to the Company’s business. Accordingly, Sutter’s comparison of selected guideline companies to the Company and analyses of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the selected guideline companies and the Company.

Selected Guideline Transaction Analysis.

Sutter reviewed and compared the purchase prices and financial multiples paid in selected other transactions that occurred in the prior four years for companies that were retailers operating primarily in shopping centers, and were deemed to be similar to the Company in size.

Acquired Company	Acquiror	Agreement Date
rue21, inc.	Apax Partners, LLP	5/23/13
Hot Topic, Inc.	Sycamore Partners Management, L.L.C.	3/6/13
Teavana Holdings, Inc.	Starbucks Corporation	11/14/12
Golfsmith International Holdings, Inc.	Golf Town USA Holdings Inc.	5/11/12
Cost Plus, Inc.	Bed Bath & Beyond Inc.	5/8/12
Jo-Ann Stores, Inc.	Leonard Green & Partners, L.P	12/23/10

Multiples for the selected guideline transactions were based on publicly available information at the relevant agreement date for each transaction. For each of the selected guideline transactions, Sutter reviewed:

EV as a multiple of (i) reported revenues for the latest twelve-month period (“LTM”), (ii) reported LTM earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (iii) reported LTM earnings before interest and taxes (“EBIT”); and

P/E ratios reported for the LTM and estimated by management for the then-current and next fiscal years.

The multiples as of the respective agreement dates are summarized in the following table:

	Enterprise value to LTM:			P/E ratio
	Revenues	LTM EBITDA	EBIT LTM	LTM	Current year	Next year
Median	0.74x	11.2x	17.7x	30.0x	21.3x	15.0x
Harmonic mean	0.73x	11.2x	18.1x	27.5x	17.2x	11.7x

Sutter compared the Company’s implied enterprise value as a multiple of LTM revenue and LTM EBITDA to the corresponding multiples for the selected transactions described above. Sutter also compared the Company’s implied LTM price to earnings multiple to the LTM price to earnings multiples for the selected transactions. Sutter gave little weight to the selected guideline transactions because most of the acquired companies were larger and more profitable than the Company,

Discounted Cash Flow Analysis.

Sutter performed a discounted cash flow ("DCF") analysis on the Company by calculating ranges of the estimated net present value of the unlevered after-tax free cash flows attributable to stockholders of the Company that the Company forecasted to generate fiscal year 2014 through fiscal year 2018. Sutter’s DCF analysis was based on the Mid Case, High Case and Low Case EBITDA financial projections provided by the Company’s management in the following table. All projections are forward looking statements, which are subject to a variety of risks and uncertainties, as discussed in “Cautionary Statement Regarding Forward Looking Statements” on page 6.

	2014 EBITDA	2015 EBITDA	2016 EBITDA	2017 EBITDA	2018 EBITDA
	(in USD millions)
Mid Case	$11.43	$13.10	$14.52	$16.12	$17.58
High Case	$11.43	$13.52	$15.78	$18.81	$21.99
Low Case	$11.43	$12.98	$13.89	$15.06	$15.60

In performing its discounted cash flow analysis, Sutter calculated ranges of the estimated present values of the Company’s unlevered, after-tax free cash flows attributable to stockholders of the Company that the Company forecasted to generate for fiscal year 2014 to fiscal year 2018 by applying discount rates ranging from 15% to 17%, reflecting Sutter’s estimates of the Company’s weighted average cost of capital. Sutter calculated an implied price per share for the Company’s Common Stock based on a range of terminal EBITDA multiples of 6.0x to 7.0x to the Company’s estimated terminal year EBITDA. The range of terminal EBITDA multiples utilized in Sutter’s discounted cash flow analysis was based on the EBITDA multiples of selected guideline companies. The range of estimated present values of these estimated terminal value amounts was then calculated by applying discount rates ranging from 15% to 17%. Combining the total present value of the estimated unlevered free cash flows and the present value of the terminal values resulted in a range of implied enterprise values for the Company. Sutter then deducted outstanding interest-bearing debt and added outstanding cash from the Company's balance sheet as of January 26, 2014, to determine a range of implied equity values of the Company. The following table sets forth the calculated implied prices per share in Sutter’s analyses:

	Mid Case			High Case			Low Case
	EBITDA Multiple			EBITDA Multiple			EBITDA Multiple
Discount rate	7.0x	6.5x	6.0x	7.0x	6.5x	6.0x	7.0x	6.5x	6.0x
15%	$0.91	$0.69	$0.48	$1.69	$1.42	$1.16	$0.50	$0.31	$0.12
16%	$0.74	$0.54	$0.34	$1.49	$1.24	$0.98	$0.35	$0.17	($0.01)
17%	$0.59	$0.39	$0.20	$1.31	$1.06	$0.82	$0.21	$0.04	($0.13)

General

The summary set forth above does not contain a complete description of the analyses performed by Sutter, but does summarize the material analyses performed by Sutter in rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Sutter believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the summary, without considering the analyses as a whole or all of the factors included in its analyses, would create an incomplete view of the processes underlying the analyses set forth in the Sutter opinion. In arriving at its opinion, Sutter considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Instead, Sutter made its determination as to fairness on the basis of its experience and financial judgment after considering the results of all of its analyses. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis. In addition, the ranges of valuations resulting from any particular analysis described above should not be taken to be Sutter’s view of the actual value of the Company.

Sutter is a full-service investment banking firm headquartered in San Francisco, California. Sutter’s investment bankers are dedicated to providing experienced professional assistance to its clients in the areas of financial advisory services, mergers and acquisitions, fairness opinions, business valuations, litigation support, bankruptcy, securities trading, and public finance. The Company’s Special Committee selected Sutter because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions. There is no material relationship that has existed, or is mutually understood to be contemplated in the future, between Sutter and the Company.

Sutter is acting as financial advisor to the Special Committee in connection with the Transaction. Pursuant to its engagement letter with Sutter, the Company has agreed to pay Sutter an aggregate cash fee of up to $60,000. Of such fee, $10,000 was paid upon execution of the engagement letter, $30,000 was paid at the time Sutter rendered its opinion and the balance of $20,000 shall be paid at the time the Opinion, is first published, quoted or publicly referred to in any proxy statement or other public document (including, without limitation, any publicly available filing with any Agency) relating to the Transaction.

In addition, the Company has agreed to indemnify Sutter for certain liabilities that may arise out of its engagement by the Special Committee and the rendering of Sutter’s opinion. In the ordinary course of business, Sutter and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and the other parties to the transaction, and, accordingly, may at any time hold a long or a short position in such securities. Sutter and its affiliates may in the future provide investment banking and other financial services to the Company and their respective affiliates for which Sutter would expect to receive compensation.

Structure of the Transaction

The Transaction consists of the Reverse Stock Split, with the Cash Payment being made in lieu of issuing fractional shares to stockholders. The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Delaware. On the effective date of the Reverse Stock Split each stockholder of record will receive one share of Common Stock for every 1,000 pre-Reverse Stock Split shares held in his or her account as of such date. Any stockholder of record who holds fewer than 1,000 pre-Reverse Stock Split shares in his or her account at the time of the Reverse Stock Split will receive a cash payment of $1.20 per pre-Reverse Stock Split share and will no longer be a stockholder of the Company after the Transaction. Any stockholder who after the Reverse Stock Split will continue as a stockholder, but owns a fractional share, will receive the Cash Payment on the pre-Reverse Stock Split equivalent to their fractional share.

We intend for the Transaction to treat stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are held of record in their own names, and nominees will be instructed to effect the Transaction for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

In general, the Transaction can be illustrated by the following examples:

Example 1.

A stockholder holds 999 shares of our Common Stock in his account before the effective date of the Reverse Stock Split. Instead of receiving a fractional share of our Common Stock immediately after the Reverse Stock Split, the stockholder’s shares will be converted into the right to receive cash. The stockholder would receive $1,198.80 ($1.20 x 999 shares). Note: If the stockholder wants to continue the investment in the Company, before the effective date of the Reverse Stock Split, the stockholder can buy at least one more share of Common Stock. The stockholder would have to act far enough in advance of the Reverse Stock Split so that the purchase is completed and the additional share or shares are credited in his account by the effective date.

Example 2.

A stockholder holds 1,000 shares of our Common Stock as of the effective date of the Reverse Stock Split. After the Reverse Stock Split, the stockholder will hold one share of Common Stock.

Example 3.

A stockholder has two separate accounts. As of the effective date of the Reverse Stock Split, the stockholder holds 500 shares of our Common Stock in one account and 500 shares of Common Stock in the other. If we can determine that the two separate accounts belong to the same person (based upon the name of the account or the social security number or address associated with the account), then we will treat the two accounts as a single account. Accordingly, the stockholder will be treated as having 1,000 pre-Reverse Stock Split shares. In the Reverse Stock Split, the stockholder’s stock will be converted into one share of our Common Stock.

If, however, we are unable to determine that the two separate accounts belong to the same person, then the stockholder will receive cash payments equal to the Cash Payment of the Common Stock in each account instead of receiving fractional shares. In this case, the stockholder would receive two checks, one of which will be for $600 ($1.20 x 500 shares) and the second of which will be for $600 ($1.20 x 500 shares). Note: If the stockholder wants to be certain to continue as a stockholder in the Company, the stockholder can consolidate or transfer two accounts before the effective date of the Reverse Stock Split into an account with at least 1,000 pre-Reverse Stock Split shares. Alternatively, the stockholder can buy at least 500 more shares for the first account and 500 more shares for the second account, and hold them in such stockholder’s respective accounts. The stockholder would have to act far enough in advance of the Reverse Stock Split so that the consolidation or the purchase is completed by the effective date.

Example 4.

A stockholder holds 999 shares of our Common Stock in street name in a brokerage account as of the effective date of the Reverse Stock Split. We intend for the Transaction to treat stockholders holding shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Transaction for their beneficial holders. If this occurs, the stockholder will receive, through the stockholder’s broker, a check for $1,198.80 ($1.20 x 999). However, nominees may have a different procedure and stockholders holding shares of our Common Stock in street name should contact their nominees.

Stockholder Approval

A majority of the outstanding shares of our Common Stock will constitute a quorum for the purpose of approving the Amendment to the Certificate of Incorporation to effect the Transaction. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of outstanding shares of our Common Stock entitled to vote at the Annual Meeting is required to approve the Transaction. Our current directors and executive officers have indicated that they intend to vote the shares of our Common Stock for which they hold or share voting power (1,792,046 shares of our Common Stock, or 8.3% of our issued and outstanding shares of Common Stock eligible to vote at the Annual Meeting) “FOR” the Transaction.

Effective Date

The Reverse Stock Split will become effective on the date the Company files the Amendment with the Secretary of State of the State of Delaware, or on any later date that the Company may specify in the Amendment. We intend to effect the Reverse Stock Split as soon as possible after the Reverse Stock Split is approved by our stockholders, subject to final authorization by our Board of Directors.

Exchange of Certificates for Cash Payment

We will affect the Reverse Stock Split as soon as practicable after receiving stockholder approval. Continental Stock Transfer & Trust Company has been appointed as the Exchange Agent to carry out the exchange of certificates for the cash payment of $1.20 per pre-Reverse Stock Split share.

Within five to ten business days after the effective date of the Reverse Stock Split, the Exchange Agent will send these stockholders a letter of transmittal with instructions as to how such stockholders will be paid the Cash Payment. The letter of transmittal will include instructions on how to surrender stock certificates to our Exchange Agent. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying share certificate(s) to the Exchange Agent, and such other documentation as the Company or the Exchange Agent may reasonably require, each stockholder entitled to receive payment will receive payment from the Exchange Agent as outlined in the letter of transmittal. Stockholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate and after at least ten business days following receipt of properly completed materials by the Exchange Agent for payment to be made. In the event we are unable to locate a stockholder, or if a stockholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such stockholder pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. In lieu of issuing any fractional shares otherwise issuable to stockholders who hold fewer than 1,000 pre-Reverse Stock Split shares, we will make the cash payment of $1.20 per pre-Reverse Stock Split share to such stockholders, without interest. Stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.

No service charges will be payable by stockholders in connection with the exchange of certificates for cash. All such expenses will be borne by us except for expenses, if any, imposed by your nominee. Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to stockholders after the effective date of the Reverse Stock Split. In the event that the Company is unable to locate certain stockholders or if a stockholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, any funds payable to such holders pursuant to the reverse stock split will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws. Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder of the eligible certificate or his, her or its designee, without interest, at such time as the Common Stock have been properly presented for exchange.

For purposes of determining ownership of shares of our Common Stock on the effective date of the Reverse Stock Split, such shares will be considered held by the person in whose name such shares are registered on our Exchange Agent’s records. We intend that stockholders holding shares of our common stock in street name will be treated in the same manner as registered stockholders whose shares are registered in their names. Prior to the effective date of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name. We will ask them to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in street name. We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed out. However, these brokers, banks and other nominees may have different procedures than the Company’s procedures for registered stockholders for processing the Reverse Stock Split. If you hold your shares in street name with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Post Reverse Stock Split Book Entry Shares

After the consummation of the Transaction, pursuant to Section 158 of the Delaware General Corporation Law and the Bylaws, the Company, through the Exchange Agent, will issue uncertified shares for those stockholders eligible to receive at least one (1) share of post-Reverse Stock Split common stock in exchange for their pre-Reverse Stock Split shares. Shares will be issued in book entry format eligible for DTC’s Direct Registration System. As a result, no physical stock certificate will be issued to stockholders continuing after the consummation of the Transaction.

Escheat Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares of Common Stock are cashed out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed out shares of Common Stock, generally will have a certain period of time from the effective date of the Reverse Stock Split in which to claim the cash payment payable to them. For example, with respect to stockholders whose last known addresses are in New York, as shown by our records, the period is three years. Following the expiration of that three-year period, the Unified Disposition of Unclaimed Property Act of New York would likely cause the cash payments to escheat to the State of New York. For stockholders who reside in other states or whose last known addresses, as shown by our records, are in states other than New York, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it or (ii) escheat of such property to the state. Under the laws of such other jurisdictions, the “holding period” or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. In the event that the Company is unable to locate certain stockholders or if a stockholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, any funds payable to such holders pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for completion of the reverse stock split, other than compliance with the relevant federal and state securities laws and the Delaware General Corporation Law.

Litigation

As of the date of this Proxy Statement, there is no ongoing litigation related to the reverse stock split.

Reservation

Although the Board has approved the Transaction and subsequent termination of registration of our Common Stock under the Exchange Act and suspension of our duty to file periodic reports and other information with the SEC thereunder, the Board reserves the right to abandon, postpone or modify the Transaction and such termination and suspension at any time before they are consummated for any reason. A number of factors or circumstances could cause our Board of Directors to abandon, postpone or modify the Transaction and such deregistration and suspension, including, without limitation, the following:

●

If, immediately prior to the Transaction, the Board does not believe that the Transaction will sufficiently reduce the number of record holders of our Common Stock to a level that reasonably assures us that the Company would not be required under the Exchange Act to revert to a public reporting company in the foreseeable future after the Transaction is completed, then the Board may elect to abandon, postpone or modify the Transaction.

●

The Board may elect to abandon, postpone or modify the Transaction if the aggregate cash payments to stockholders necessary to complete the Transaction exceeds any budgetary guidelines set by the Board or would exceed any limits set forth under either the Indenture or the Loan Agreement

●	If any waivers or consents under either the Indenture or the Loan Agreement have not been successfully obtained.

●

Even if the aggregate cash payments to Discontinued Stockholders necessary to complete the Transaction is within the budgetary guideline set by the Board, the Board may elect to abandon, postpone or modify the Transaction if the then economic conditions or the financial condition of the Company, or their outlook, be such that, in the judgment of the Board, it is no longer advisable to use the Company’s cash resources to effect the Transaction.

●

If the Board determines that it is in the best interest of the Company and its stockholders for the Company to enter into any other strategic transaction that may arise in the future, such as an asset or stock sale or a business combination transaction, then the Board may elect to abandon, postpone or modify the Transaction.

●

If for any other reason, the Board determines that the Transaction is no longer in the best interest of the Company and its stockholders, then the Board may elect to abandon, postpone or modify the Transaction.

If the Board decides to abandon, postpone or modify the Transaction, then the Company will notify the stockholders of such decision in accordance with applicable rules and regulations.

OTHER MATTERS RELATED TO THE TRANSACTION

Potential Conflicts of Interest

Our current directors, executive officers and 10% stockholders may have interests in the reverse stock split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest. While our Board of Directors recommends a vote “FOR” the reverse stock split, to the Company’s knowledge, none of the Company’s affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the reverse stock split. Our current directors and executive officers have indicated that they intend to vote the shares of our common stock for which they hold or share voting power (1,792,046 shares, or approximately 8.3% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the reverse stock split.

Upon the effectiveness of the reverse stock split, the aggregate number of shares of our common stock owned by our current directors, executive officers and 10% stockholders will be reduced proportionately by the reverse stock split ratio of 1,000-for-1 and the ownership percentage of the shares of our common stock held by our current directors, executive officers and 10% stockholders will increase from 33.9% to 35.1% as a result of the reduction of the number of shares of our common stock outstanding. The increase in the ownership percentage of our shares of common stock held by our current directors, executive officers and 10% stockholders and the reduction in the number of shares outstanding following the completion of the reverse stock split is based on record holder information that we received as of April 24, 2014 from the Exchange Agent, as to our record holders, and information we have received regarding the holdings of beneficial owners of our common stock held in street name. The number of shares to be cashed out in the reverse stock split may vary from the estimate above, and the ownership percentage of our shares of common stock held by our directors, executive officers and 10% stockholders and the ownership percentage of the continuing stockholders after the reverse stock split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of common stock by our stockholders prior to the effective date of the reverse stock split, and depending on the number of street name shares that are actually cashed out in the reverse stock split. See “Special Factors – Effects of the Transaction – Effects on our Affiliates.”

Directors, executive officers and any stockholders who own more than 10% of our outstanding common stock will experience certain advantages after the reverse stock split in that they will be relieved of certain SEC reporting requirements and “short-swing profit” trading provisions under Section 16 of the Exchange Act and information regarding their compensation and stock ownership will no longer be publicly available. In addition, by deregistering the common stock under the Exchange Act subsequent to the consummation of the reverse stock split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers. However, we do not have a present intention of making personal loans to our directors or executive officers, and the ability to make such loans was not a reason considered by the Board of Directors in evaluating the benefits of the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences

Summarized below are certain material U.S. federal income tax consequences to our stockholders resulting from the Transaction. This summary is based upon U.S. federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. This summary does not discuss all aspects of U.S. federal income taxation that may be important to stockholders in light of their individual circumstances or consequences that may apply to special classes of taxpayers, such as non-resident aliens, foreign entities, broker-dealers or insurance companies. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. The summary below of the U.S. federal income tax consequences to a stockholder generally will apply to a beneficial owner of our shares that is a United States person as defined in the Internal Revenue Code of 1986, as amended (the “Code”). This summary, however, does not address the tax treatment of partnerships or other pass through entities for U.S. federal income tax purposes or persons who hold our shares through such entities, persons who received their shares as compensation or persons who are otherwise subject to special rules under the Code. We will not apply for any ruling from the Internal Revenue Service (“IRS”), nor will we receive an opinion of counsel, with respect to any of the tax consequences of the Transaction. Each stockholder should consult his, her or its tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Transaction to such stockholder, in light of his, her or its specific circumstances.

It is expected that the Reverse Stock Split will be treated as a recapitalization for U.S. federal income tax purposes. Accordingly, except as provided in the following paragraph, (i) no gain or loss is expected to be recognized upon the Reverse Stock Split, (ii) the aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Common Stock surrendered, and (iii) the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Cash received by a beneficial owner of Common Stock in lieu of fractional shares generally will be treated as if the beneficial owner received the fractional shares in the Reverse Stock Split and then received the cash in redemption of the fractional shares. The beneficial owner generally should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the beneficial owner’s tax basis allocable to the fractional shares. Such gain or loss generally will be long-term capital gain or loss if the Stockholder’s holding period is more than one year.

Stockholder Approval under Delaware Law

Pursuant to Title 8, Chapter 1, Subchapter VIII, Section 242(b)(1) of the Delaware General Corporation Law (the “DGCL”) the Company’s Board of Directors approved the Amendment and thereby approved the Reverse Stock Split. Section 242(b)(1) of the DGCL also requires that a majority of the outstanding stock entitled to vote must vote in favor of the Amendment.

No vote, approval or consent of the Company’s stockholders is required in connection with the termination of the registration of the Company’s Common Shares under Section 12(g) of the Exchange Act and the subsequent suspension of the Company’s reporting obligation under Section 13(a) of the Exchange Act. The Board of Directors of the Company knows of no other matters other than that described in this Proxy Statement which have been recently approved or considered by the holders of the Company’s Common Shares.

Dissenters’ Rights

Under Delaware law, our Certificate of Incorporation and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Reverse Stock Split.

Information Reporting and Backup Withholding

A stockholder (other than an exempt recipient) that receives a Cash Payment generally will be subject to information reporting with respect to the Cash Payment. Furthermore, backup withholding may apply to such amount unless the stockholder provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9). A stockholder generally may eliminate the requirement for information reporting (other than with respect to distributions, as described above) and backup withholding by providing certification of its foreign status, under penalties of perjury, on a properly completed and executed applicable IRS Form W-8 or by otherwise establishing an exemption. Any amounts withheld under the backup withholding rules generally will be allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle the stockholder to a refund, provided that the required information is timely furnished to the IRS.

The foregoing discussion summarizing certain U.S. federal income tax consequences does not refer to the particular facts and circumstances of any specific stockholder and does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder. We recommend that stockholders consult their own tax advisors for more specific and definitive advice as to the U.S. federal income and other tax consequences to them of the Transaction, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

Source and Amounts of Funds

Based on estimates of the record ownership of our Common Stock, the number of our Common Stock outstanding and other information as of April, 24, 2014, and assuming that approximately 21,621,000 pre-Reverse Stock Split shares of our Common Stock are cancelled in the Reverse Stock Split, the Company estimates that the total funds required to consummate the Transaction will be approximately $1,266,000. Approximately $936,000 of this amount will be used to pay the consideration to stockholders entitled to receive cash for their fractional shares in the Reverse Stock Split and approximately $330,000 will be used to pay the costs of the Transaction, estimated as follows:

SEC Filing Fees	$121
Legal Fees	$250,000
Exchange Agent fees	$20,000
Other miscellaneous fees and expenses	$60,000

Final costs of the Transaction may be more or less than the estimates shown above. The Company expects to pay the costs of the Transaction, including the amounts to be paid to stockholders for their fractional shares, out of funds available.

SOLICITATION AND VOTING PROCEDURES

Outstanding Voting Securities and Voting Rights

The subject class of securities to which this Proxy Statement relates is our Common Stock, $0.01 par value per share. Each share of Common Stock entitles the holder thereof to one vote.

Quorum and Certain Voting Matters

Shares represented by valid proxies, received in time for use at the Annual Meeting and not revoked at or before the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of record of shares of the Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting.

Amendment of the Certificate of Incorporation and the Reverse Stock Split (Proposal No. 1)

Delaware General Corporation Law Section provides that the affirmative vote of a majority of our Common Stock outstanding and entitled to vote is required to amend the Certificate of Incorporation and thereby to effect the Reverse Stock Split.

Election of Directors (Proposal No.2)

Assuming the presence of a quorum, for Proposal No. 2 our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) provide that the affirmative vote of a majority of Common Stock present in person or represented by proxy and entitled to vote is required to elect the directors.

In June 2012, our Board of Directors approved an amendment to our Bylaws to adopt a director resignation policy that requires each incumbent director nominee to submit to the Board an irrevocable letter of resignation from the Board that becomes effective if (i) that director fails to receive a majority of the votes present in person or represented by proxy and entitled to vote and (ii) the Board of Directors determines to accept such resignation. In such circumstances, the Corporate Governance and Nominating Committee of the Board of Directors will evaluate the resignation in light of the best interests of the Company and its stockholders and will make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the recommendation of the Corporate Governance and Nominating Committee and we will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. The director who fails to receive the majority vote will not participate in the decision of the Board of Directors or Corporate Governance and Nominating Committee.

Appointment of BPM (Proposal No. 3)

Our Bylaws provide that an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is necessary for approval of all other matters, including Proposal No. 3.

All proxies will be voted as specified on the proxy cards or electronic voting instructions submitted by stockholders as long as the proxy is properly submitted in accordance with our voting procedures and is received by us before the close of voting at the Annual Meeting or any adjournment or postponement thereof. If no choice has been specified, a properly executed and timely proxy will be voted “For” Proposals Nos. 1, 2 and 3, which are described in detail elsewhere in this Proxy Statement.

Other Business, Adjournment or Postponement (Proposal No. 4)

The Annual Meeting may be adjourned or postponed. Any adjournment may be made without notice, other than by an announcement made at the Annual Meeting. The favorable vote of a majority of shares of our Common Stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the Annual Meeting. Any adjournment or postponement of the Annual Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed. Stockholders are not being asked to provide discretionary authority to postpone or adjourn the Annual Meeting in order for additional proxies to be solicited.

Voting of Proxies

Shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified thereon. If no such instructions are specified, the shares represented by any properly executed proxy will be voted “For” Proposal No. 1.

To vote, stockholders may submit proxy voting instructions electronically by using the Internet and following the instructions provided on the Notice. In addition, a stockholder may vote by submitting a properly completed and signed proxy card by mail, or by attending the Annual Meeting and voting in person.

With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. Abstentions will have the same effect as negative votes on Proposals Nos. 1 and 2 because they represent votes that are present, but not cast. Abstentions will not be counted as votes cast at the Annual Meeting with respect to Proposal No. 3 and will have no effect on the results of the vote for Proposal No. 3. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. If the nominee broker properly and timely requests instructions from the beneficial owner and does not receive them, under applicable rules the broker has discretionary authority to vote on certain routine matters such as the ratification of the Company’s independent registered public accounting firm in Proposal No. 3 and therefore there are no broker non-votes for Proposal No. 3. Under applicable rules, nominee brokers will not have discretionary authority to vote or cast a proxy with respect to Proposal Nos. 1 or 2 at the Annual Meeting. Although broker non-votes are considered present for quorum purposes, they are not considered entitled to vote for purposes of Proposal Nos. 1 or 2, and so have no effect on the outcome of Proposal Nos. 1 or 2.

Record Date

The close of business on July 8, 2014 has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. As of July 8, 2014, the Company had shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the record date will be entitled to one vote for each share of Common Stock held. There is no cumulative voting for the election of directors.

Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing the Notice and this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses related to providing notice of the Annual Meeting, in forwarding proxy material to such beneficial owners and providing vote tabulation services. Solicitation of proxies by mail may be supplemented by telephone, telegram and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation.

Revocation of Proxies

You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation, requests for additional copies of the Annual Report and Proxy Statement and related correspondence to: Hancock Fabrics, Inc., One Fashion Way, Baldwyn, Mississippi 38824, Attention: Corporate Secretary. Requests for additional copies of the Annual Report for the year ended January 25, 2014, and Proxy Statement may also be made by calling the Company at (662) 365-6448.

COMPANY INFORMATION

The Company

Hancock Fabrics, Inc., a Delaware corporation, has its principal executive offices at One Fashion Way, Baldwyn, Mississippi 38824. The Company’s telephone number is (662) 365-6000.

Certain Information Concerning the Company, the Company's Directors and Executive Officers and the Filing Persons

The Company and each of its executive officers and directors is a “filing person” for purposes of Schedule 13E-3. The business address of each director and executive officer of the Company is c/o Hancock Fabrics, Inc., One Fashion Way, Baldwyn, Mississippi 38824 and the business telephone number is (662) 365-6000. Neither the Company nor any of the Company’s directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each of the Company’s directors and executive officers is a citizen of the United States.

Company Securities

As of April 24, 2014, there were: (i) 80,000,000 shares of Common Stock authorized, of which 21,642,853 shares of Common Stock were issued and outstanding; and (ii) approximately 3,363 record holders, of our Common Stock. “Company Information -- Securities Authorized for Issuance Under Equity Compensation Plans” for information on outstanding stock options.

There is currently no established public trading market for our Common Stock. Our Common Stock is quoted on the OTC Markets under the symbol “HKFI.PK”. The high and low closing price per share of Common Stock as reported on the consolidated reporting system are set forth below for the periods indicated.

	High	Low
2012
First Quarter	$1.01	$0.70
Second Quarter	0.87	0.45
Third Quarter	0.70	0.35
Fourth Quarter	0.70	0.46

Year Ended
January 26, 2013	$1.01	$0.35

2013
First Quarter	$0.73	$0.47
Second Quarter	1.10	0.72
Third Quarter	1.33	0.81
Fourth Quarter	1.10	0.82

Year Ended
January 25, 2014	$1.33	$0.47

Holders of Record

As of January 24, 2014, there were 3,363 record holders of our Common Stock.

Dividends

We did not pay any cash dividends during fiscal 2013 or 2012. We do not currently anticipate declaring or paying cash dividends on shares of our Common Stock in the foreseeable future. We currently intend to retain all of our future earnings, if any, to finance operations. Any future determination relating to our dividend policy will be made at the discretion of our Board and will depend on a number of factors, including future earnings, capital requirements, financial conditions, future prospects, contractual restrictions and other factors that our Board may deem relevant. The Company’s credit facilities also contain covenants restricting the ability of the Company and its subsidiaries to pay dividends or distributions.

Equity Repurchases

In June of 2000, the Board of Directors authorized the repurchase of up to 2,000,000 shares of the Company’s Common Stock from time to time when warranted by market conditions. There have been 1,756,755 shares purchased under this authorization through January 25, 2014.

This table provides information with respect to purchases by the Company of shares of our common stock during the year ended January 25, 2014:

Issuer Purchases of Equity Securities

Period	Total number of Shares Purchased (1)	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans (2)	Maximum Number of Shares That May Yet Be Purchased Under the Plans (2)
January 27, 2013 through
February 23, 2013	27,108	$0.50	-	243,327
February 24,2013 through
March 30, 2013	2,034	0.55	-	243,327
March 31, 2013 through
April 27, 2013	-	-	-	243,327
April 28, 2013 through
May 25, 2013	-	-	-	243,327
May 26, 2013 through
June 29, 2013	830	0.91	-	243,327
June 30, 2013 through
July 27, 2013	-	-	-	243,327
July 28, 2013 through
August 24, 2013	-	-	-	243,327
August 25, 2013 through
September 28, 2013	1,610	1.02	-	243,327
September 29, 2013 through
October 26, 2013	1,350	0.99	-	243,327
October 27, 2013 through
November 23, 2013	-	-	-	243,327
November 24, 2013 through
December 28, 2013	151	0.91	-	243,327
December 29, 2013 through
January 25, 2014	34,936	1.01	82	243,245
Total January 27, 2013 through
January 25, 2014	68,019	$0.79	82	243,245

(1)	The number of shares purchased during the year includes 67,937 shares deemed surrendered to the Company to satisfy tax withholding obligations arising from the lapse of restrictions on shares.

(2)

In June of 2000, the Board of Directors authorized the repurchase of up to 2,000,000 shares of the Company’s Common Stock from time to time when warranted by market conditions. There have been 1,756,755 shares purchased under this authorization through January 25, 2014. The shares discussed in footnote (1) are excluded from this column.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of April 25, 2014 by (i) each person known to the Company to be the beneficial owner of more than five percent of our Common Stock, (ii) each director, (iii) each of the Named Executive Officers (as defined herein), and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted below, the address for each person listed in the table is the principal executive offices of the Company. No shares of Common Stock held by a director or officer has been pledged as security. The Company is not aware of any arrangements or pledge of Common Stock that could result in a change of control of the Company.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)

Lenado Capital Advisors LLC (2) 516 East Hyman Avenue Aspen, CO 81611	7,909,200	29.7%

Carl E. Berg (3) 10050 Bandley Dr. Cupertino, CA 95014	7,477,400	28.2%

Lightpointe Communications, Inc. (4) 10050 Bandley Dr. Cupertino, CA 95014	4,860,400	18.3%

Berg & Berg Enterprises, LLC (5) 10050 Bandley Dr. Cupertino, CA 95014	2,617,000	12.1%

Kevin T. Tolbert (6) 2948 Major Ridge Trail Duluth, GA 30097	1,410,721	6.5%

Kennedy Capital Management, Inc. (7) 10829 Olive Blvd. St. Louis, MO 63141	1,145,525	5.3%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)

Sam P. Cortez	170,000	*

Steven R. Morgan	1,002,368	4.6%

Steven D. Scheiwe	176,163	*

Neil S. Subin (8)	363,250	1.7%

James B. Brown(9)	122,590	*

Dennis Lyons(9)	112,635	*

All Current Directors and Executive Officers as a Group (6 persons)	1,947,006	9.0%

*	Less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting and investment power with respect to securities. Applicable percentage ownership is based on 21,642,853 shares of Common Stock outstanding as of April 25, 2014 and shares the beneficial owner has the right to acquire, which includes shares that may be acquired upon exercise of warrants and stock options vesting as of June 24, 2014. As of April 25, 2014, there are outstanding warrants for 9,838,000 shares, which can only be exercised on a cashless basis at an exercise price of $0.59 per share, and stock options for 1,805,990 shares with a weighted average exercise price of $1.13. Except as indicated in the footnotes to this table and pursuant to applicable community property laws; the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2)

This information is based on a Schedule 13D/A filed on November 27, 2012 by Lenado Capital Advisors, LLC, formerly known as Sopris Capital Advisors, LLC (“Lenado Advisors”), Lenado Partners, Series A of Lenado Capital Partners, L.P., formerly known as Sopris Partners Series A, of Sopris Capital Partners, L.P. (“Lenado Partners”), Lenado Capital, LLC, formerly known as Sopris Capital, LLC (“Lenado Capital”), Lenado DP, Series A of Lenado DP, L.P., formerly known as Sopris DP, Series A of Sopris DP, L.P. (“Lenado DP”), SPV UNO, LLC (“SPV UNO”), SPV Quatro, LLC (“SPV Quatro”) and Nikos Hecht (each a “Reporting Person” and collectively the “Reporting Persons”). The Schedule 13D/A reported that each Reporting Person has the following powers to vote, direct the vote, dispose of or direct the disposition of shares of Common Stock:

Reporting Person	Sole power to vote or direct the vote	Shared power to vote or direct the vote	Sole power to dispose of or direct the disposition of	Shared power to dispose of or direct the disposition of
Lenado Advisors	0	7,677,200	0	7,677,200
Lenado Partners	0	3,931,190	0	3,931,190
Lenado Capital	0	4,497,590	0	4,497,590
Lenado DP	0	566,400	0	566,400
SPV UNO	0	232,000	0	232,000
SPV Quatro	0	3,179,610	0	3,179,610
Nikos Hecht	0	7,909,200	0	7,909,200

The shares reported on Schedule 13D/A included 4,977,600 shares that may be issued pursuant to warrants. Of the shares reported as beneficially owned in this Schedule 13D/A, 3,931,190 shares are owned directly by Lenado Partners, 566,400 shares are owned directly by Lenado DP, 232,000 shares are owned directly by SPV UNO and 3,179,610 shares are directly owned by SPV Quatro. Lenado Capital is the general partner of Lenado Partners and Lenado DP and, as such, may be deemed to share beneficial ownership of the shares of Common Stock owned directly by such parties. Mr. Hecht is the managing member of Lenado Advisors and the sole member of the managing member of Lenado Capital. As the managing member of SPV UNO, SPV Quatro and Lenado Advisors, the sole member of the managing member of Lenado Capital, and the owner, directly or indirectly, of a majority of the membership interests in each of SPV UNO, SPV Quatro, Lenado Capital and Lenado Advisors, Mr. Hecht may be deemed to be the controlling person of SPV UNO, SPV Quatro, Lenado Capital and Lenado Advisors, and through Lenado Capital, Lenado Partners and Lenado DP. Lenado Advisors, as investment manager for Lenado Partners, Lenado DP and SPV Quatro, has discretionary investment authority over the Common Stock held by Lenado Partners, Lenado DP and SPV Quatro, as applicable. Accordingly, Mr. Hec ht may be deemed to be the beneficial owner of the Common Stock held by Lenado Partners, Lenado DP, SPV UNO, and SPV Quatro. The principal business office of each of Lenado Advisors, Lenado Partners, Lenado Capital, Lenado DP, SPV UNO, SPV Quatro and Mr. Hecht is 516 East Hyman Avenue, Aspen, CO 81611.

(3)

Includes 2,617,000 shares which are held by Berg & Berg Enterprises, LLC and warrants for 4,860,400 shares which are held by Lightpointe Communication, Inc., both of which Mr. Berg reports as indirectly owned.

(4)	Represents warrants for 4,860,400 shares which Lightpointe Communications, Inc. has the right to acquire upon exercise of the warrants.

(5)

The information as to beneficial ownership is based on a Schedule 13G/A filed by Berg & Berg Enterprises, LLC with the SEC on February 10, 2010, reflecting beneficial ownership of the Company’s common stock.

(6)	This information is based on a Non-Objecting Beneficial Owner listing dated April 2, 2014, obtained by the Company from Broadridge Financial Solutions, Inc.

(7)

This information is based on a Schedule 13G filed on February 11, 2014 by Kennedy Capital Management, Inc. (“Kennedy”) with the SEC. The Schedule 13G reported that, as of December 31, 2013, (i) Kennedy had sole power to vote and dispose of 1,145,525 shares.

(8)

Includes 233,250 shares held by Broadbill Investment Corp. (“Broadbill”) which Mr. Subin reports as indirectly owned. Mr. Subin is the Chairman of Broadbill, and may be deemed the beneficial owner of the shares held by Broadbill.

(9)	Includes 29,167 shares and 28,125 shares which Mr. Brown and Mr. Lyons, respectively, have the right to acquire upon exercise of stock options on or before June 24, 2014.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of January 25, 2014, with respect to the 2001 Plan. There are no outstanding awards under any other plan or agreement maintained by the Company or assumed by the Company in any acquisition.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
Equity compensation plans approved by security holders	1,798,718	$1.13	620,124

(1)	These securities include shares available under the 2001Plan. The Company does not maintain any other stock incentive plans or arrangements that have not been approved by stockholders.

On March 4, 2001, the Board adopted, and the stockholders subsequently approved, the 2001 Plan.  The 2001 Plan provides for the award of long-term incentives to those key employees and directors who make substantial contributions to the growth of the Company and to retain them in the employ of the Company or its subsidiaries by providing opportunities for ownership of the Company’s Common Stock.  The 2001 Plan provides for the issuance of Nonqualified Stock Options (NSO’s) and awards of restricted stock, stock appreciation rights and restricted stock units. The term of the 2001 Plan is scheduled to expire on March 4, 2021.

 The 2001 Plan is administered by the Stock Plan Committee (the “Plan Committee”) selected by the Board of Directors which must consist of two or more directors of the Company who are “outside directors” as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  All members of the Management Review and Compensation Committee currently serve as the Plan Committee. The provisions of the 2001 Plan, and all actions and transactions under and pursuant to it, are intended to comply with all applicable conditions of rules promulgated under Section 16 of the Exchange Act, or its successors, with respect to reporting persons, including the Company’s executive officers.  The aggregate number of shares of Common Stock of the Company that may be issued or reserved for issuance pursuant to the 2001 Plan may consist, in whole or in part, of authorized but unissued shares or shares reacquired by the Company (and not reserved for any other purpose) and shares subject to any previous award under the 2001 Plan that have been forfeited.  The 2001 Plan contains antidilution provisions, allowing for adjustments in the number of shares that may be issued under the plan, as well as the number and type of securities subject to outstanding awards and the exercise prices of outstanding options, in case of stock dividends and other changes in the Company’s capital structure

Related Party Transactions

On November 20, 2012, we completed a warrant exchange with certain warrant holders pursuant to which the exchanging holders exchanged warrants to purchase an aggregate of up to 7,385,200 shares of our Common Stock (the “Old Warrants”) issued pursuant to the master warrant agreement, dated as of June 17, 2008 for new warrants (the “New Warrants”) to purchase an aggregate of up to 9,838,000 shares of our Common Stock for an exercise price per share of $0.59. The New Warrants are exercisable at any time until November 20, 2019 on a cashless basis pursuant to the terms of the New Warrants.

Carl E. Berg (a former non-executive Chairman of our Board of Directors) is the beneficial owner of more than 5% of our Common Stock through either controlling or majority interest and/or controlling investment management in Berg & Berg Enterprises, LLC and Lightpointe Communications, Inc. (“Lightpointe”). In the warrant exchange, Lightpointe exchanged Old Warrants for a New Warrant to purchase 4,860,400 shares of our Common Stock.

As the managing member of Lenado Capital Advisors, LLC (“Lenado Advisors”); SPV UNO, LLC (“SPV Uno”); and SPV Quatro, LLC (“SPV Quatro”); the sole member of the managing member of Lenado Capital, LLC (“Lenado Capital”); and the owner, directly or indirectly, of a majority of the membership interests in each of Lenado Advisors, Lenado Capital, SPV UNO and SPV Quatro, Nikos Heckt may be deemed to be the controlling person of Lenado Advisors, Lenado Capital, SPV UNO and SPV Quatro and, through Lenado Capital, Series A of Lenado Capital Partners, L.P. (“Lenado Partners”) and Lenado DP, Series A of Lenado DP, L.P. (“Lenado DP”). Mr. Hecht, Lenado Advisors, Lenado Capital, Lenado Partners and SPV Quatro are each the beneficial owners of more than 5% of our Common Stock. In the warrant exchange, Lenado DP exchanged Old Warrants for a New Warrant to purchase 566,400 shares of our Common Stock; SPV Uno exchanged Old Warrants for a New Warrant to purchase 232,000 shares of our Common Stock; SPV Quatro exchanged Old Warrants for a New Warrant to purchase 1,984,800 shares of our Common Stock; and Lenado Partners exchanged Old Warrants for a New Warrant to purchase 2,194,400 shares of our Common Stock.

On November 20, 2012, we also exchanged approximately $16.4 million aggregate principal amount of the Floating Rate Series A Secured Notes held by the related parties for approximately $8.2 million of our Floating Rate Series A Secured Notes Due 2017 and cash consideration of approximately $8.2 million.

We did not enter into any other material transactions with related parties during fiscal years 2013, 2012, or 2011.

In accordance with the Company’s Code of Business Conduct and Ethics, any transaction with a related person requires prior approval from the Company’s Chief Executive Officer.

Directors, Executive Officers and Corporate Governance

The following individuals are members of our Board of Directors. Each director of the Company is elected at our annual meeting and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. Under our Bylaws, the size of the Board of Directors is established by resolution of the Board and is currently set at five directors. We have four directors currently in office, and one vacancy that has not yet been filled. Our Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of stockholders or until his or her successor is elected and qualified. The Board of Directors elects officers annually and their terms of office are at the discretion of the Board.

Our Bylaws requires each incumbent director nominee to submit to the Board an irrevocable letter of resignation from the Board that becomes effective if (i) that director fails to receive a majority of the votes present in person or represented by proxy and entitled to vote and (ii) the Board of Directors determines to accept such resignation. In such circumstances, the Corporate Governance and Nominating Committee of the Board of Directors will evaluate the resignation in light of the best interests of the Company and its stockholders and will make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the recommendation of the Corporate Governance and Nominating Committee and we will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. The director who fails to receive the majority vote will not participate in the decision of the Board of Directors or Corporate Governance and Nominating Committee. Each of the director nominees listed below has tendered an irrevocable resignation to the Board of Directors with respect to the Annual Meeting as required by our Bylaws.

Set forth below are the name, age, positions held with the Company and business experience during the past five years of each nominee for director of the Company.

Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven R. Morgan	62

President and Chief Executive Officer of the Company since October 17, 2011, interim President and Chief Executive Officer of the Company from January 28, 2011 to October 17, 2011 and a director of the Company since June 2010. Mr. Morgan served as Chair of the Board of Directors’ audit committee (the “Audit Committee”) from June 2010 to January 2011 and served as a member of the Board’s Management Review and Compensation Committee from June 2010 to October 2011 and Corporate Governance and Nominating Committee from June 2010 to December 2011. Formerly, he was President of GameStop Corporation from 2005 to 2008, a fortune 500 company, and held the position of President of North American Operations at Electronic Boutiques, as well as President of EB Games-Canada. Mr. Morgan has also served as a director of Movie Gallery, Inc., a home entertainment specialty retailer and held various senior executive roles with May Department Stores and Federated Department Stores, where he began his retail career.

Mr. Morgan’s thirty plus years of retail experience and board service complements that of other members and makes him a valuable member of the Board of Directors. Mr. Morgan’s current position as Chief Executive Officer of the Company also provides valuable insight to the Board on day-to-day operations of our company.

Sam P. Cortez	50

A director of the Company since August 2008, Mr. Cortez serves on the Board’s Audit Committee, the Corporate Governance and Nominating Committee and is the Chair of the Management Review and Compensation Committee. He is currently the principal of KCL Development LLC, a provider of corporate finance advisory services, a position he has held since 2003. He is also a director and member of the audit and compensation committees of Delta Apparel, Inc., an international company that features branded and private label active wear, and has held those positions since November 2010. He was formerly a director, audit committee chair, and member of the compensation and budget committees of World Waste Technologies, Inc., a development stage technology company, from 2005 to 2009. Mr. Cortez is a Board Leadership Fellow, as designated by the National Association of Corporate Directors.

Mr. Cortez has experience providing business consulting and corporate financial advisory services, as well as substantial investment banking experience, and also previous board service with other companies, including the audit and compensation committees of such boards. Mr. Cortez’s business experience and financial background are truly beneficial to the Board of Directors. These experiences qualify him well to serve on the Audit Committee, the Management Review and Compensation Committee, and the Governance Committee of the Board of Directors.

Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven D. Scheiwe	53

The Non-executive Chairman of the Company since August 2009 and a director of the Company since August 2008, Mr. Scheiwe serves on the Board’s Audit Committee, which he Chairs, and the Board’s Management Review and Compensation Committee and Nominating and Corporate Governance Committee. He is currently the President of Ontrac Advisors, Inc., which provides analysis and business management services to public and private entities, a position he has held since 2001. Mr. Scheiwe is a director of Myrexis, Inc., and he also serves as a director and member of the audit and compensation committees of Xstelos Holdings, Inc., the successor to Footstar, Inc. and WMI Holding, Corp., formerly Washington Mutual, Inc. Mr. Scheiwe formerly served as a director of FiberTower Corporation, Primus Telecommunications Group, Inc., Inner City Media Corporation, Movie Gallery, Inc. and Footstar, Inc.

Mr. Scheiwe has extensive business management experience with both public and private companies. Mr. Scheiwe also has served on the boards of several organizations of varying sizes. Mr. Scheiwe’s business management experience and experience serving on various audit, nominating and corporate governance and compensation committees are a valuable asset to the Board of Directors of the Company and qualifies him well to serve on the Audit, Management Review and Compensation, and Nominating and Corporate Governance Committees of the Board of Directors.

Neil S. Subin	49

A director of the Company since August 2009, Mr. Subin serves on the Audit and Management Review and Compensation Committees, and Chairs the Corporate Governance and Nominating Committee of the Board of Directors. He is President and Managing Director of Trendex Capital Management, a position he has held since 1992 and Chairman of Broadbill Investment Partners, LP, firms focusing primarily on private investments. He has also been a director and member of the audit and compensation committees of Primus Telecommunications Group, Inc., since July 2009 and has served as chairman of the board since April 2013, a director of Institutional Financial Markets, Inc. since December 2010, a director of Phosphate Holdings, Inc. since November 2010, and a director and member of the audit committee of Federal Mogul Corporation, since January 2008. Mr. Subin formerly served as a director and member of the compensation committee of Movie Gallery, Inc. and as a director of FiberTower Corporation.

Mr. Subin has considerable experience and insight regarding private investments in public companies and has provided the Board of Directors with a valuable and balanced perspective. Additionally, Mr. Subin’s experience serving on other boards and on the audit and compensation committees of such boards is a great contribution to the Board of Directors of the Company and well qualifies Mr. Subin to serve on the Audit, Management Review and Compensation, and Corporate Governance and Nominating Committee of the Board of Directors.

Set forth below are the name, age, position and business experience of each executive officer of the Company.

Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven R. Morgan	62

President and Chief Executive Officer of the Company since October 17, 2011, interim President and Chief Executive Officer of the Company from January 28, 2011 to October 17, 2011 and a director of the Company since June 2010. For additional information concerning Mr. Morgan, see above.

James B. Brown	46

Executive Vice President, Chief Financial Officer and Secretary since March 18, 2013. Mr. Brown was formerly, Senior Vice President – Finance with Fred's, Inc., from November 2011 to February 2013. He also held the position of Vice President, Planning and Analysis from June 2008 to November 2011 and Assistant Controller from February 2006 to May 2008.

Dennis Lyons	50

Senior Vice President – Store Operations since January 2012. Formerly, Senior Vice President – Store Operations with Books-a-Million from May 2004 to January 2012. Vice-President Sales and Operations with Footstar Athletic Corporation July 2001 to May 2004.

There are no family relationships among any of our officers and directors.

Director Independence

SEC rules require that a company whose securities are not listed on a national securities exchange to disclose whether each director, and members of its audit committee, compensation committee, and nominating and corporate governance committee are “independent”. In determining independence, the Company may select the definition of “independence” under the rules of a national securities exchange. The Company has selected the rules of the New York Stock Exchange together with the specific independence requirements below. The Board of Directors has reviewed the relationships between the Company and each of its directors and has determined that all of the directors were “independent” during the fiscal year ended January 25, 2014 other than Mr. Steven R. Morgan. The Board of Directors has affirmatively determined that no director, other than Mr. Morgan had or has a material relationship with the Company during the current fiscal year. In making this determination, the Board has broadly considered all relevant facts and circumstances. In addition, the Board has adopted as specific independence requirements (a) the independence requirements of applicable law, (b) the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, (collectively, the “Independence Standards”), which are available on the Company’s website at www.hancockfabrics.com under the “Investor Relations – Corporate Governance” link.

With respect to any relationship that is not covered by the categorical Independence Standards, the members of the Board who satisfy the requirements of the Independence Standards will evaluate such relationship and make a determination, based on all relevant facts and circumstances, as to whether or not the relationship is material, and therefore whether the director who has the relationship will be considered independent.

The Board of Directors had determined that each member of the Audit committee, Management Review and Compensation Committee and Corporate Governance and Nominating Committee meet its Independence Standards. In addition, each member of the Audit Committee meets the additional independence standards for audit committee members set forth in its Independence Standards (which reflect the requirements of Rule 10A-3 of the Exchange Act) and each member of the Management Review and Compensation Committee meets the additional independence standards for compensation committee members set forth in its Independence Standards (which reflects the requirements of Rule 10C-1 of the Exchange Act).

Board of Directors

The Board of Directors holds regular meetings on a quarterly basis and on other occasions when required by special circumstances. The Board of Directors held four meetings during Fiscal 2013. The Board of Directors delegates certain of its functions to its standing Audit Committee, Management Review and Compensation Committee and the Corporate Governance and Nominating Committee. The Board of Directors conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. All of the directors attended at least 75% of the meetings of the Board and of all committees on which they served. The Company does not have a policy regarding directors’ attendance of the annual meetings of stockholders. All four of the directors attended the prior year’s annual meeting of stockholders.

Steven D. Scheiwe has served as the Non-executive Chairman of the Board since August 4, 2009. The roles of the Non-executive Chairman and the Chief Executive Officer are very distinct. The Chief Executive Officer is responsible for oversight of the day-to-day operations and business affairs of the Company, including the business conducted by the employees, managers and officers of the Company. The Non-executive Chairman of the Board is responsible for leading the Board of Directors in its duty to oversee the management of the business and affairs of the Company and ensuring that he and the other directors act in the best interest of the Company and its stockholders. The Non-executive Chairman of the Board also presides over executive sessions of the Board. The Board of Directors held four executive sessions during Fiscal 2013. The Board believes this leadership structure has enhanced the Board’s oversight of, and independence from, Company management and the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders, including risk oversight of the Company.

Risk oversight of the Company is the responsibility of the Board of Directors. It administers this oversight function by evaluating various components of risks to the Company at each meeting of the Board. The current leadership structure of the Board of Directors is appropriate for the Company and facilitates careful oversight of risk for the Company. The structure of the Board of Directors provides strong oversight by those directors that meet the Company’s Independence Standards (as defined herein), with such directors meeting frequently in executive sessions of the Board of Directors without management. These executive sessions allow the Board of Directors to review key decisions and discuss matters in a manner that is independent of senior management.

Committees of the Board of Directors

Audit Committee. The Audit Committee of the Board of Directors, which operates pursuant to a charter adopted by the Board of Directors, is charged with oversight of the Company’s accounting and financial reporting process, system of internal controls and the audits of its financial statements. The Audit Committee also assists the Board in monitoring the integrity of the Company’s financial statements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function, the Company’s compliance with laws and regulations and with the Code of Business Conduct and Ethics. The Audit Committee has sole authority for the appointment or replacement and pre-approval of the services and fees of the Company’s independent auditors (see “Principal Accountant Fees and Services”). The Audit Committee is currently composed of Steven D. Scheiwe (Chair), Sam P. Cortez and Neil S. Subin. The Board of Directors has determined that Mr. Scheiwe qualifies as an audit committee financial expert as defined in rules promulgated by the SEC under the Exchange Act, as interpreted by the Board.  The Audit Committee met five times during Fiscal 2013.

In order to ensure the integrity of the Company’s financial reports, the Audit Committee welcomes and encourages employees to report directly to it any practice, policy or act that could impair the integrity of the Company’s financial records or reports. If any employee has information that would be beneficial to the Audit Committee in fulfilling its oversight responsibilities, he or she is encouraged to contact the Audit Committee at the address below. The identity of any employee submitting information to the Audit Committee will be held in confidence, as required by the Sarbanes-Oxley Act.

Audit Committee

Steven D. Scheiwe

1741 Edgefield Lane

Encinitas, CA 92024

Management Review and Compensation Committee. The Management Review and Compensation Committee of the Board of Directors (“Compensation Committee”), which operates pursuant to a charter adopted by the Board of Directors, is charged with responsibilities relating to the evaluation and compensation of the Company’s officers and employees, including establishing compensation plans, evaluating the performance of and determining and approving the compensation of the CEO and other senior executives of the Company, administering the Company’s retirement plans, the 2001 Plan and other incentive compensation program, and making recommendations to the Board respecting policies of the Board related to those plans. The Compensation Committee is currently composed of Sam P. Cortez (Chair), Steven D. Scheiwe and Neil S. Subin. The Compensation Committee met four times during Fiscal 2013.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee of the Board of Directors, which operates pursuant to a charter adopted by the Board of Directors, recommends nominees for election to the Board by the stockholders at the annual meeting, evaluates and reports to the Board of Directors on CEO performance and management succession and makes recommendations to the Board of Directors regarding corporate governance matters and practices. The Corporate Governance and Nominating Committee is currently composed of Neil S. Subin (Chair), Sam P. Cortez, and Steven D. Scheiwe. The Corporate Governance and Nominating Committee met once during Fiscal 2013.

Compensation of Directors

The following table shows the compensation paid for Fiscal 2013 to the members of the Board who were not employed by the Company or any of its subsidiaries (“non-employee directors”). Mr. Morgan did not receive fees for serving as a director of the Company. His compensation for Fiscal 2013 is reported in the “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
(a)	(b)	(c)	(h)
Sam P. Cortez	$70,000	$21,900	$91,900
Steven D. Scheiwe	$95,000	$21,900	$116,900
Neil S. Subin	$65,000	$21,900	$86,900

(1)

As provided in the Company’s 2001 Plan, as amended and restated, directors Cortez, Scheiwe and Subin were each awarded 20,000 shares of restricted stock on August 5, 2013, all of which vest over three years. The amounts shown reflect the aggregate grant date fair value of these awards as determined pursuant to Accounting Standard Codification (“ASC”) 718. The assumptions used to calculate the value of these awards are set forth under Note 11 to the accompanying Consolidated Financial Statements. For additional information concerning the 2001 Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans” above.

During Fiscal 2013, each eligible director earned annually a base director fee of $55,000 and a chair fee of $20,000, $15,000 or $10,000 for chairing the Board, Audit, and Management Review and Compensation Committees, respectively. Non-chair members of the Audit and Management Review and Compensation Committees receive $5,000 annually for membership fees. Each non-employee director could elect, prior to the beginning of the director’s annual term each July, to receive all or a portion of the base director fee, chair and committee fee in restricted shares based on the market price on the date of election. Restrictions on these shares lapsed ratably over the next 12 months. Directors not electing to receive base director fees, chair and committee fees in stock were paid in cash on a quarterly basis. The directors elected to receive 100% of their base and chair fees in cash for the term that began in July, 2013.

As of January 25, 2014, each non-employee director held the number of outstanding and unvested shares reflected in the table below. No non-employee director held any outstanding options as of that date.

Director	Number of Shares or Units of Stock that have not Vested (#)
Sam P. Cortez	35,000
Steven D. Scheiwe	35,000
Neil S. Subin	35,000

Nomination of Directors

The Corporate Governance and Nominating Committee of the Board, or, in its absence the members of the Board of Directors meeting the Board’s Independence Standards, selects nominees for election as directors. The independent members of the Board of Directors or the Corporate Governance and Nominating Committee, as the case may be, review and evaluate candidates submitted by directors, management and by the Company’s stockholders. They identify Board candidates based upon both their criteria for evaluation and the candidate’s previous service on the Board. Additionally, they may use the services of a search company in identifying nominees. Although they have not determined specific minimum qualifications for nominees, they evaluate candidates based upon:

●	character, personal and professional ethics, integrity and values;

●	executive level business experience and acumen;
●	relevant business experience or knowledge (although preference may be shown for experience in or knowledge of specialty retail industries, it is not a prerequisite);
●	skills and expertise necessary to make significant contributions to the Company, its Board and its stockholders;
●	business judgment;
●	availability and willingness to serve on the Board;
●	our Independence Standards;
●	potential conflicts of interest with the Company or its stockholders taken as a whole; and
●	accomplishments within the candidate’s own field.

The Committee believes that the Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and evolving needs of the business. The Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company’s business. The Committee believes that each of the directors also has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, backgrounds, experience, and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

The Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate breadth of talent, skills and expertise to oversee the Company’s business.

Stockholder Nominations. Nominations of individuals for election to the Board at any meeting of stockholders at which Directors are to be elected may be made by any Company stockholder entitled to vote for the election of Directors at that meeting by complying with the procedures set forth in Article I, Section 7 of the Company’s Bylaws. Section 7 of the Bylaws provides that notice of proposed stockholder nomination must be given to the Secretary of the Company at the Company’s principal executive offices not less than 30 days prior to the meeting at which Directors are to be elected, unless the notice of meeting or public disclosure of the date of the meeting is given less than 40 days prior to the meeting, in which case the notice of nomination must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which the notice of meeting was first mailed to Company stockholders or such public disclosure otherwise was made. The notice of nomination must contain information about each proposed nominee, including age, address, principal occupation, the number of shares of stock of the Company beneficially owned by such nominee, and such other information as would be required to be disclosed under the Exchange Act in connection with the solicitation of proxies for the election of Directors and must include each such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Information must also be disclosed by and about the stockholder proposing to nominate that person. The chairman of a stockholder meeting may refuse to acknowledge any nomination not made in compliance with the foregoing procedures.

A nominee submitted to the Company by a qualified stockholder must satisfy the minimum qualifications for Director described above. In addition, in evaluating stockholder nominees for inclusion in the Board’s slate of nominees, if any, the Board and the Corporate Governance and Nominating Committee may consider any relevant information, including: the factors described above; whether there are or will be any vacancies on the Board; the size of the nominating stockholder’s Company holdings and the length of time such stockholder has owned such holdings; whether the nominee is independent of the nominating stockholder and able to represent the interests of the Company and its stockholders as a whole; and the interests and/or intentions of the nominating stockholder.

In general, the Board of Directors will evaluate a candidate identified by a stockholder using the same standards as it uses for candidates it identifies. Before recommending a stockholder’s candidate, the Board of Directors may also:

●	consider whether the stockholder candidate will significantly add to the range of talents, skills and expertise of the Board;
●	conduct appropriate verifications of the background of the candidate; and
●	interview the candidate or ask the candidate for additional information.

Stockholder Communications with Directors

Stockholder or interested party communications with an individual director, the non-management directors as a group, the Non-executive Chairman of the Board, or the Board of Directors as a group should be addressed to “Hancock – Director Communications,” ATTN: Steven D. Scheiwe, 1741 Edgefield Lane, Encinitas, CA 92024.

Additional Corporate Governance Information

The Company has a code of ethics that applies to all employees of the Company, including the chief executive officer and senior financial officers. The following corporate governance materials are available free of charge in the “Investor Relations – Corporate Governance” section of the Company’s website at www.hancockfabrics.com. We will also provide copies of these documents upon request, free of charge.

●	Code of Business Conduct and Ethics;
●	Charters of the Audit Committee, Management Review and Compensation Committee and Corporate Governance and Nominating Committee.

We intend to provide disclosures regarding amendments to or waivers of a provision of our Code of Business Conduct and Ethics by disclosing such information on our website within four business days following the amendment or waiver as required by applicable law.

Section 16(A) Beneficial Ownership Reporting Compliance

 Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Copies of such reports must also be furnished to the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended January 25, 2014, all Section 16(a) filing requirements were met.

Code of Business Conduct and Ethics

The Company has a code of ethics that applies to all employees of the Company, including the chief executive officer and senior financial officers. The Company’s Code of Business Conduct and Ethics is available free of charge in the “Investors – Corporate Governance” section of the Company’s website at www.hancockfabrics.com and is available free of charge upon request to our Corporate Secretary.

We intend to provide disclosures regarding amendments to or waivers of a provision of our Code of Business Conduct and Ethics by disclosing such information on our website within four business days following the amendment or waiver as required by applicable law.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by Burr Pilger Mayer, Inc. (“BPM”), the Company’s independent registered public accounting firm, in the fiscal years ended January 25, 2014 and January 26, 2013, respectively, were as follows (in thousands):

	Year Ended January 25, 2014	Year Ended January 26, 2013
Audit Fees(1)	$325	$312
Audit-Related Fees	-	12
Tax Fees	-	-
All Other Fees	-	12
Total	$325	$336

(1)	Reflects fees billed including actual fees paid to date and fees anticipated.

For purposes of the above table, in accordance with the rules and regulations promulgated by the SEC, “Audit Fees” are fees billed to the Company for professional services for the audit of the Company Consolidated Financial Statements included in Form 10-K and review of financial statements included in Forms 10-Q, or for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements. “Audit Related Fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements. “Tax fees” are fees billed for tax compliance, tax advice, and tax planning. “All Other Fees” are fees related to filings on Forms S-1 and S-8, and assistance with SEC correspondence.

The Audit Committee pre-approves all services performed by the Company’s independent auditors in accordance with the Company’s Audit Committee Pre-Approval Policy. The Pre-Approval Policy requires that any audit or non-audit services performed by the Company’s independent auditors receive either specific or appropriate general pre-approval by the Audit Committee. In addition, any service performed by the independent auditors that exceeds a pre-determined fee level is required to receive specific pre-approval by the Audit Committee. The Company’s independent auditor is permitted to provide audit, audit-related, tax, and other services as detailed in the Pre-Approval Policy. The Company’s independent auditor is prohibited from performing certain non-audit services detailed in the policy. The Audit Committee pre-approved 100% of the services described above.

Audit Committee Report

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the financial statements in the Annual Report on Form 10-K for the year ended January 25, 2014, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with BPM, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with BPM the matters required to be discussed by Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in rule 3200T. The Audit Committee has received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding BPM’s communications with the Audit Committee concerning independence, and has discussed with BPM their independence. The Audit Committee also considered the compatibility of non-audit services with BPM’s independence.

The Audit Committee discussed with BPM the overall scope and plans for their audit. The Audit Committee meets with BPM, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 25, 2014, for filing with the SEC. The Audit Committee and the Board approved the selection of BPM as the Company’s independent registered public accounting firm for Fiscal 2013 and has approved the retention of BPM as the principal accounting firm to be used by the Company throughout the 2014 fiscal year.

Steven D. Scheiwe, Chair

Sam P. Cortez

Neil S. Subin

Compensation of Executive Officers

Summary Compensation Table

 The following table sets forth information relating to all compensation awarded to, earned by or paid by us for our past two fiscal years to our chief (principal) executive officer, each of our two other highest paid executive officers who were in office as of Fiscal 2013 year end. We refer to these officers as the “Named Executive Officers”.

SUMMARY COMPENSATION TABLE- FISCAL 2013 AND 2012

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($) (1)	Option Awards($) (1)	Non-Equity Incentive Plan Compen- sation ($) (2)	Change in Pension Value and Nonquali- fied Deferred Compensa- tion Earnings ($)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Steven R. Morgan, President and Chief Executive Officer (3)	2013 2012	600,000 600,000	-- --	100,000(6) 600,000(7)	-- --	100,000 --	-- --	9,000 95,356	809,000 1,295,356
James B. Brown, Executive Vice President and Chief Financial Officer (4)	2013	186,071	64,370	95,069	51,948	24,583	--	40,928	462,969
Dennis Lyons, Senior Vice President – Store Operations(5)	2013 2012	220,000 220,000	-- --	33,000 119,250	-- 29,457	22,000 --	-- --	7,200 7,200	282,202 375,907

(1)

The amounts shown do not reflect compensation actually received by the Named Executive Officers. Instead, the amounts shown as Stock and Option Awards are the aggregate grant date fair value of equity awards granted to the executive during the applicable fiscal year as determined pursuant to ASC 718. The assumptions used to calculate the value of these stock and option awards are set forth under Note 11 to the accompanying Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 25, 2014. The value of performance awards was determined assuming the maximum performance levels would be achieved. For the material terms of the stock awards and option awards, see the table below captioned “Outstanding Equity Awards at Fiscal Year End.”

(2)

Each of the Named Executive Officers participated in the Company’s Short-Term Incentive Plan for Fiscal 2013. Under the plan, each executive is eligible to receive a bonus based on the Company’s achievement of certain financial goals established by the Compensation Committee for the applicable fiscal year. At the end of Fiscal 2013, the Compensation Committee determined that one of the three goals had been achieved at the minimum level. Accordingly, bonuses were paid to the executives for Fiscal 2013 based on the predetermined percentage of base salary.

(3)

The amounts reported in the “Stock Awards” column for Mr. Morgan for Fiscal 2013 reflects the grant date fair value of his performance award of 114,286 restricted shares and Fiscal 2012 reflects the grant date fair value of an award of 206,186 restricted shares he received in February 2012, for the relocation payment provided in his employment agreement, as described below (which the Compensation Committee determined would be paid in shares as provided in the agreement), and two awards of restricted shares received in April 2012 for his retention award of 342,857 shares and his performance award of 114,286 shares. The amount reported in the “All Other Compensation” column for Fiscal 2013 is an automobile allowance provided by the Company and Fiscal 2012 represents $52,793 reimbursed for moving related costs, $33,563 to gross-up the moving costs for taxes and $9,000 for an automobile allowance.

(4)

Mr. Brown’s employment with the Company began on March 18, 2013. The amount reported for Mr. Brown in column (d) reflects the cash signing bonus paid upon his acceptance of the position. The amount reported in the “Stock Awards” column for Fiscal 2013 reflects the grant date fair value of an award of 50,000 restricted shares and two awards of restricted stock units, his retention award of 49,100 shares and his performance award of 33,863 shares. The amount reported in the “Option Awards” column reflects the grant date fair value for a stock option to purchase 100,000 shares and the amount reported in the “All Other Compensation” column is a $26,230 reimbursement for moving related costs grossed-up by $14,698 for taxes.

(5)

The amount reported in the “Stock Awards” column for Mr. Lyons for Fiscal 2013 reflects the grant date fair value of his performance award of 38,824 restricted stock units and for Fiscal 2012 the grant date fair value of two awards of restricted stock units received in April 2012, his retention award of 77,647 shares and his performance award of 38,823 shares. The amount reported in the “All Other Compensation” column for Mr. Lyons for Fiscal 2013 and 2012 is an automobile allowance provided by the Company.

(6)	This stock award amount is for a performance based award for Fiscal 2013 of 114,286 restricted shares of which only 9,524 will vest, the balance will be forfeited based on performance.

(7)

This stock award amount includes a relocation payment, as provided in Mr. Morgan’s Employment Agreement which the Company elected to pay as restricted stock, a retention award, which vests over 3 years, and a performance based award for fiscal year 2012, which was forfeited based on performance. None of the shares covered by these stock awards have been sold by Mr. Morgan as of the date of filing. As such, there has been no realized cash income from these grants.

Employment Contracts And Termination Of Employment And Change-In-Control Arrangements

Mr. Morgan. On November 7, 2011, the Company entered into an Employment Agreement (the “Agreement”) with Steven R. Morgan. The Agreement was effective as of October 17, 2011 and has a 3 year initial term, extended automatically for successive additional one-year periods unless either party were to elect not to extend the Agreement. During the term of the Agreement, Mr. Morgan will receive an annual base salary of $600,000, subject to increase (but not decrease) at the discretion of the Board of Directors, an automobile allowance of $750 per month, and benefits as provided to other employees of the Company, such as medical and life insurance. The Agreement also provides for Mr. Morgan to receive an immediate grant of 342,857 shares of restricted stock, which shall be subject to time vesting over three years (with full vesting on a Change in Control Event (as defined in the Agreement), and an additional grant of restricted shares (the number of which will be determined by dividing Mr. Morgan’s annual base salary by the average share price over a 20-trading day period ending October 17, 2011) to be awarded early in 2012 and subject to time-based and performance-based vesting. Mr. Morgan is also entitled under the Agreement to a relocation payment of $200,000 (which may be paid in cash or shares of restricted stock, at the Company’s option), provision of temporary housing and reimbursement for certain relocation costs specified in the Agreement. Mr. Morgan will also be entitled to payment of taxes incurred on a grossed-up basis for these relocation benefits.

Under the Agreement, a termination of Mr. Morgan’s employment will have the following effect on the compensation provided:

●

If employment is terminated by the Company for cause or by Mr. Morgan other than for good reason (as such terms are defined in the Agreement), salary, benefits, and vesting of stock awards would cease at the date of termination;

●

if employment is terminated by death or disability, compensation would cease as described above, except Mr. Morgan or his family will receive health insurance benefits for 18 months and stock awards granted pursuant to the Agreement shall vest immediately;

●

If employment is terminated by the Company without cause or by Mr. Morgan for good reason (other than in a Change in Control Period), Mr. Morgan will receive his annual salary for two years, a prorated bonus for the year of termination and health insurance benefits for 18 months. In addition, stock awards granted pursuant to the Agreement shall vest immediately, and Mr. Morgan will be credited with two years’ vesting for all other stock awards; and

●

If employment is terminated by the Company without cause or by Mr. Morgan for good reason during a Change in Control Period (as defined by the Agreement), Mr. Morgan would receive a lump sum payment, which is equal to two and one-half times his annual base salary and two and one-half times the average of his annual cash incentives paid for the two fiscal years immediately prior to the fiscal year in which the change of control occurred. In addition, Mr. Morgan would receive health insurance benefits for 18 months, his stock awards granted pursuant to the Agreement would vest immediately, and Mr. Morgan would be credited with two years’ vesting for all other stock awards.

The Agreement also provides that Mr. Morgan will be entitled to a full gross-up for any excise taxes imposed under Section 4999 of the Internal Revenue Code on the benefits payable to him in connection with the change in control (unless a reduction in the amount of the benefits by not more than 10% will avoid the imposition of those taxes).

Mr. Brown. The Company and Mr. Brown entered into a letter agreement on February 14, 2013 that sets forth Mr. Brown’s compensation and benefits.  Pursuant to the terms of such letter agreement, Mr. Brown receives an initial base salary of $215,000 and a signing bonus of $35,000, which is grossed-up for taxes. The Company also granted Mr. Brown (i) 50,000 shares of restricted Common Stock of the Company that will vest annually over five years and (ii) options to purchase 100,000 shares of Common Stock that will vest over four years. Mr. Brown is eligible to participate in the Company’s Long Term Retention Plan, which provides a stock award of 49,100 shares which vests over a two year period and the Long Term Incentive Plan, which provides a stock award which vests if specified performance target goals are achieved.

Mr. Lyons. The Company and Mr. Lyons entered into a letter agreement on December 9, 2012 that sets forth Mr. Lyons’ compensation and benefits.  Pursuant to the terms of such letter agreement, Mr. Lyons receives an initial base salary of $220,000.  The Company also granted Mr. Lyons (i) 25,000 shares of restricted Common Stock of the Company that will vest annually over five years and (ii) options to purchase 50,000 shares of Common Stock that will vest over four years. Mr. Lyons is eligible to participate in the Company’s Long Term Incentive Plan, which provides a stock award which vests if specified performance target goals are achieved. Mr. Lyons is also provided an automobile allowance of $600 per month.

The Company entered into substantially identical contingent change in control arrangements (the “Change in Control Agreements”) with Mr. Brown and Mr. Lyons upon their hire dates which are continually in effect for a one year period. The Change in Control Agreement for Mr. Brown and Mr. Lyons provides that upon a Change in Control Termination, the executive will receive a lump sum payment equal to the sum of (i) the executive’s annual base salary through the termination date (to the extent not yet paid) and (ii) the sum of (a) 2.0x for Mr. Brown and 1.5x for Mr. Lyons of the executive’s annual base salary at the rate in effect when employment was terminated or, if higher, at the highest rate in effect within 90 days preceding the change of control and (b) 2.0x for Mr. Brown and 1.5x for Mr. Lyons of the cash incentive paid or payable to the executive for the fiscal year preceding the fiscal year in which the change of control occurs. The executive is also entitled to a continuation of family health and insurance benefits, twenty four months for Mr. Brown and eighteen months for Mr. Lyons. The Change in Control Agreements also provide that if any tax under Section 4999 of the Internal Revenue Code, or any comparable provision is imposed on any payment made or benefit provided to the executive, then the amount of such payment or benefit will be increased to the extent necessary to compensate the executive fully for the imposition of such tax.

Outstanding options and restricted shares granted under the 2001 Plan will generally become fully vested upon the occurrence of a change in control, and may be terminated in exchange for a cash payment upon the change of control.

The Company maintains a defined-contribution plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees over the age of 21, after one-year of service, working more than 1,000 hours. Participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. The plan provides for a voluntary match of employee contributions of up to 2% and a discretionary contribution of 3%, by the Company. The Company suspended its voluntary match of employee contributions in March 2009 and chose not to make a discretionary contribution subsequent to that date.

The following table sets forth summary information concerning the outstanding equity awards as of Fiscal 2013 year end for the Named Executive Officers. Each of these awards was granted under the 2001 Plan. For additional information concerning the 2001 Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans” above.

OUTSTANDING EQUITY AWARDS AT FISCAL 2013 YEAR END

		Option Awards					Stock Awards
Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($) (11)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($) (11)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Steven R. Morgan	8/4/2011	--	--	--	--	--	5,000(1)	$5,000	--	--
	11/30/2011	--	--	--	--	--	85,714(2)	$85,714	--	--
	2/9/2012	--	--	--	--	--	103,093(3)	$103,093	--	--
	4/27/2012	--	--	--	--	--	114,286(4)	$114,286	--	--
	4/27/2012	--	--	--	--	--	9,524(5)	$9,524	--	--

James B. Brown	4/18/2013	--	100,000(6)	--	$0.715	4/18/2020	50,000(7)	$50,000	--	--
	4/18/2013	--	--	--	--	--	26,525(8)	$26,525	--	--
	4/18/2013	--	--	--	--	--	2,822(9)	$2,822	--	--

Dennis Lyons	3/06/2012	22,917(6)	27,083(6)	--	$0.81	3/06/2019	20,000(10)	$20,000	--	--
	4/27/2012	--	--	--	--	--	25,883(8)	$25,883	--	--
	4/27/2012	--	--	--	--	--	3,236(9)	$3,236

(1)	Restricted stock award, remaining shares vest on the third anniversary of the grant date.

(2)	Restricted stock award, remaining shares vest on October 17, 2014.

(3)	Restricted stock award, remaining shares vest 50% on each of the second and third anniversary of the grant date.

(4)	Restricted stock retention award, remaining shares vest on October 18, 2014.

(5)

Restricted stock performance award, vesting occurs on April 30 following the fiscal year covered by the award if the performance goals are achieved for that prior fiscal year. The performance goals for Fiscal 2013 were partially achieved, so vesting will occur on 9,524 shares on April 30, 2014 and the remaining shares were forfeited as of the last day of fiscal year 2013.

(6)	Stock options vest 25% on the first anniversary of the grant date and monthly over the next 36 months, with a 7 year maximum term.

(7)	Restricted stock award, vesting 20% on each anniversary of the grant date.

(8)	Restricted stock unit retention award, remaining shares vest on the last day of fiscal year 2014.

(9)

Restricted stock unit performance award, vesting occurs on April 30 following the fiscal year covered by the award if the performance goals are achieved for that prior fiscal year. The performance goals for Fiscal 2013 were partially achieved, therefore 2,822 shares and 3,236 shares for Mr. Brown and Mr. Lyons, respectively, will vest on April 30, 2014 and the remaining shares were forfeited as of the last day of fiscal year 2013.

(10)	Restricted stock award, remaining shares vest 25% on each of the second, third, fourth and fifth anniversary of the grant date.

(11)

The dollar amounts shown in this column are determined by multiplying (x) the number of shares or units that have not vested by (y) $1.00 (the closing price of the Company’s Common Stock on January 24, 2014, the last trading day of Fiscal 2013.)

MATTERS SUBMITTED FOR STOCKHOLDER VOTE

Proposal No. 1 – Reverse Stock Split

Proposal No. 1 is an amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”) by which we will effect a 1,000-for-1 reverse stock split (the “Reverse Stock Split”) to change the number of issued and outstanding shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), whereby every 1,000 shares of our Common Stock issued and outstanding as of the effective date of the Reverse Stock Split will be converted into one whole share of our Common Stock. In lieu of issuing any fractional shares to stockholders who will only hold fractional shares as a result of the Reverse Stock Split, we will make a cash payment equal to $1.20 per pre-Reverse Stock Split share to such stockholders (the “Cash Payment”). Accordingly, such stockholders owning fewer than 1,000 pre-Reverse Stock Split shares will have no further interest in the Company, will no longer be stockholders of the Company and will be entitled to receive only the cash payment of $1.20 multiplied by the number of pre-Reverse Stock Split shares owned by them. However, stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as a result of the Reverse Stock Split will also receive a Cash Payment based on their pre-Reverse Stock Split share equivalent of their fractional share. The fractional shares purchased by the Company will be cancelled and returned to the status of authorized but unissued shares. Stockholders owning 1,000 or more pre-Reverse Stock Split shares will continue to be stockholders of the Company after the Reverse Stock Split. We anticipate that the Reverse Stock Split will occur as soon as possible after the date of the Annual Meeting of the stockholders of the Company, subject to stockholder approval and subsequent final action by the board of directors of the Company (the “Board”). The Reverse Stock Split will become effective on that the date the Company files the Amendment with the Secretary of State of the State of Delaware, or on any later date that the Company may specify in the Amendment. Pursuant to Delaware law, the Reverse Stock Split requires the approval of holders of a majority of the voting power of the Company’s Common Stock.

The Board of Directors recommends a vote FOR the Reverse Stock Split.

Proposal No. 2 – Election of Directors

As required by the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board has fixed the number of directors of the Company at five effective at the commencement of the Annual Meeting. We have four directors currently in office, and one vacancy that has not yet been filled. It is proposed that the following four nominees be elected to the Board of Directors to hold office until the annual meeting of stockholders in 2015 or until election and qualification of a successor: Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin. As discussed above under “Company Information ─ Directors, Executive Officers and Corporate Governance”, our Bylaws require each incumbent director nominee to submit to the Board an irrevocable letter of resignation from the Board that becomes effective if (i) that director fails to receive a majority of the votes present in person or represented by proxy and entitled to vote and (ii) the Board of Directors determines to accept such resignation. The shares represented by proxies will be voted for the election of the nominees named above, but if a nominee should be unable to serve, those shares will be voted for such replacement as the Board may designate. The Company has no reason to expect that any of the nominees will be unable to serve. Although fewer nominees are named than the number fixed by the Bylaws, proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends a vote FOR the election of the nominees named above to serve until 2015.

Proposal No. 3 – Ratification of The Appointment of Independent Auditors

The Audit Committee has approved the retention of Burr Pilger Mayer, Inc. (“BPM”) as our independent auditors for the Company’s fiscal year ending January 31, 2015, which will be their eighth year as the Company’s independent auditors. Although stockholder ratification of the Company’s independent auditors is not required by our Amended and Restated Certificate of Incorporation, Bylaws, Delaware law or otherwise, in the interest of sound corporate governance and in order to permit our stockholders to participate in this important corporate decision, we are submitting the selection of BPM to our stockholders for ratification. If not ratified, the Audit Committee will reconsider its selection, although it will not be required to select different independent auditors for the Company. We do not anticipate representatives of BPM being present at the Annual Meeting.

The Board of Directors recommends a vote FOR the ratification of the selection of Burr Pilger Mayer, Inc. as the Company’s independent auditors.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials.

If a stockholder desires to present a proposal at next year’s annual meeting of stockholders and to have that proposal included in the proxy statement and proxy for that meeting, the stockholder should follow the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received no later than February 4, 2015 and must comply with our Bylaws and Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2015 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received by the Company at its principal executive offices a reasonable time before we begin to print and send proxy material in connection with such meeting. Proposals should be sent to the attention of the Secretary, Hancock Fabrics, Inc., One Fashion Way, Baldwyn, Mississippi 38824 .

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director.

The Company’s Bylaws also establish a deadline with respect to discretionary voting for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. If a stockholder otherwise desires to nominate a candidate for election to the Board of Directors or properly bring other business before the 2015annual meeting, such stockholder must submit a nomination notice or deliver notice setting forth information as to each matter such stockholder proposes to bring before the 2015 annual meeting in compliance with the Company’s Bylaws not less than 30 days prior to the 2015 annual meeting, which we currently anticipate will be held on or about July 17, 2015. As a result, such nomination notices for a stockholder’s proposal received by the Company after June 17, 2015 (the “Discretionary Vote Deadline”) will be considered untimely for the annual meeting of stockholders. If a stockholder gives notice of such proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board of Directors may recommend, which may include a vote against the stockholder proposal when and if the proposal is raised at the 2015 annual meeting. In accordance with our Bylaws, if less than 40 days’ notice or prior public disclosure of the date of the 2015 annual meeting is given to the stockholders, a stockholder’s notice must be received not later than the tenth day following the day on which such notice of the date of the meeting was mailed or public disclosure made.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Copies of any financial statements and information incorporated by reference in this Proxy Statement by reference to any other document filed by the Company with the SEC may be inspected without charge at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and copies of all or any part of such documents may be obtained from the SEC at prescribed rates. Information regarding the operation of the Public Reference Room may be obtained by called the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and Proxy Statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company will also make copies of such financial statements and information to stockholders upon written request to the Company’s headquarters.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

The Company, upon written or oral request, will deliver without charge a separate copy of this proxy statement, as may be requested, to any stockholder at a shared address to which only a single copy of such materials was delivered, as permitted by the SEC.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document. Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K for the fiscal year ended January 25, 2014, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules. The Company’s Form 10-K for the fiscal year ended January 25, 2014 was filed with the SEC on April 25, 2014. This proxy statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.

●	Annual Report on Form 10-K for the year ended January 25, 2014.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this proxy statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to Hancock Fabrics, Inc., One Fashion Way, Baldwyn, Mississippi 38824, Attention: Corporate Secretary. These documents are also included in our SEC filings, which you can access electronically on the SEC’s website located at http://www.sec.gov.

As provided in regulations promulgated by the SEC, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes the Company’s website address. This website address is intended to provide inactive, textual references only. The information on the Company’s website is not part of this proxy statement.

OTHER MATTERS

The Board is not aware that any matters not specified above will be presented at the meeting.

We have not authorized anyone to give any information or make any representation about the Reverse Stock Split or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

By order of the Board of Directors,

/s/ James B. Brown
James B. Brown
Executive Vice President, Chief Financial Officer and Secretary

PLEASE VOTE ON THE INTERNET OR BY SUBMITTING A SIGNED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED.

Dated:                                 , 2014

Exhibit A

FAIRNESS OPINION
OF SUTTER SECURITIES INCORPORATED

(Sutter Securities Incorporated letterhead)

April 25, 2014

Special Committee of the Board of Directors

Hancock Fabrics, Inc.

One Fashion Way,

Baldwyn, MS 38824

Attention: Mr. Steven Scheiwe and Mr. Sam Cortez

Members of the Special Committee:

Sutter Securities Incorporated understands that Hancock Fabrics, Inc. (“Hancock”) is considering a 1 for 1000 reverse stock split (the “Reverse Stock Split”) of its common stock in order to reduce the number of record stockholders of Hancock below 300. Pursuant to the Reverse Stock Split, stockholders of record of Hancock who hold fewer than 1000 pre-Reverse Stock Split shares of Common Stock before the Reverse Stock Split will receive a cash payment of $1.20 per pre-Reverse Stock Split share (the “Cash Payment”) in lieu of receiving a fractional post-Reverse Stock Split share collectively, the “Transaction”). Stockholders owning at least 1,000 pre-Reverse Stock Split shares, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will receive a Cash Payment based on the pre-Reverse Stock Split share equivalent of their fractional share.

You have provided us with the proxy statement in substantially the form to be sent to the shareholders of Hancock (the "Proxy Statement").

The Special Committee of the Board of Directors of Hancock has asked us to render our opinion to the Special Committee (in its capacity as such), as of the date hereof, as to the fairness, from a financial point of view, of the Cash Payment per fractional share of Hancock’s common stock to Hancock’s stockholders pursuant to the Transaction.

In the course of our analyses for rendering this opinion, we have:

●	reviewed the Proxy Statement;

●	reviewed Hancock’s Annual Report on Form 10-K for the fiscal year ended January 26, 2013, and January 25, 2014;

●	reviewed certain operating and financial information, including projections, provided to us by management relating to Hancock's business and prospects;

●	met with certain members of Hancock's senior management to discuss its operations, historical financial statements and future prospects;

●	visited Hancock's facilities in Baldwyn, Mississippi;.

●	reviewed the historical market prices and trading volume of the common shares of Hancock;

●	reviewed publicly available financial data and stock market performance data of companies which we deemed generally comparable to Hancock;

●	reviewed the terms of recent acquisitions of companies which we deemed generally comparable to Hancock;

●	analyzed the estimated present value of future cash flows of Hancock based on projections prepared by management;

●	considered the anticipated cost savings resulting from the Transaction; and

●	conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

In the course of our review, we have relied upon and assumed the accuracy and completeness of the financial and other information provided to us by Hancock. With respect to Hancock“s projected financial results, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgment of the management of Hancock. We have not assumed any responsibility for the information or projections provided to us and we have further relied upon the assurances of the management of Hancock that it is unaware of any facts that would make the information or projections provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets of Hancock.

This opinion has been reviewed by our Fairness Committee. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

Based on the foregoing, it is our opinion that the Cash Payment per fractional share of Hancock’s common stock to Hancock’s stockholders pursuant to the Transaction is fair, from a financial point of view, to Hancock's shareholders.

We have not acted as financial advisor to Hancock or the Special Committee in connection with the Transaction and have not previously been engaged by Hancock. No portion of our fee is contingent on completion of the Transaction. We have not been requested to, and did not, (a) negotiate the terms of the Transaction, or (b) advise the Special Committee with respect to alternatives to the Transaction.

This opinion is not intended to be, and does not constitute, a recommendation to the Special Committee, the Board of Directors, any security holder or any other person as to how to act or vote with respect to any matter relating to the Transaction.

Very truly yours,

SUTTER SECURITIES INCORPORATED

By:	/s/ Gil Matthews
Senior Managing Director

Exhibit B

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
HANCOCK FABRICS, INC.

Hancock Fabrics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: Immediately upon the effectiveness of this Amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Effective Date”), each one thousand (1,000) issued and outstanding shares of the Corporation’s common stock, par value $0.01 per share, shall be converted into one (1) share of the Corporation’s common stock, par value $0.01 per share, as constituted following the Effective Date.

THIRD: To accomplish the foregoing Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the following paragraph is hereby added immediately after Section 1 of the Amended and Restated Certificate of Incorporation of the Corporation: “Section 1(j). Reverse Stock Split. Effective as of the effectiveness of the amendment to this Certificate of Incorporation (this “Amendment”) and without regard to any other provision of this Certificate of Incorporation, each one (1) share of common stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-thousandth (1/1,000th) of a fully paid and nonassessable share of common stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of fewer than 1,000 shares of common stock immediately prior to the time this Amendment becomes effective, and that instead of issuing such fractional shares to such holders, such fractional shares shall be canceled and converted into the right to receive the cash payment of $1.20 per share (subject to any applicable U.S. federal, state and local withholding tax) on a pre-split basis to each stockholder owning fewer than 1,000 shares of common stock immediately prior to the effective date of this Amendment. Stockholders owning at least 1,000 pre-split shares of common stock, who after the Reverse Stock Split will continue as stockholders, but own a fractional share as the result of the Reverse Stock Split, will also receive a cash payment based on the pre-split share equivalent of their fractional share. All such fractional shares acquired by the Company in the Reverse Stock Split will be cancelled and returned to the status of authorized but unissued shares.”

FOURTH: That, pursuant to resolution of its Board of Directors, the Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which Annual Meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this ____________ day of _____________________________, _____.

HANCOCK FABRICS, INC.

By:	/s/
Name:
Title:

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held August 15, 2014

The Proxy Statement and our Annual Report for the year ended
January 25, 2014 are available at:

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HANCOCK FABRICS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - AUGUST 15, 2014

The undersigned acknowledges receipt of the Notice and Proxy Statement dated , 2014, and hereby appoints James B. Brown and Larry D. Fair and each of them, with full power of substitution, the proxies of the undersigned to represent and vote the shares of the undersigned as indicated on this card at the Annual Meeting of Stockholders of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”), be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, August 15, 2014, at 3:00 p.m. CST and at any adjournment thereof.

This proxy is solicited by the Board of Directors. It will be voted in accordance with the specifications indicated. Unless otherwise indicated, this proxy will be voted FOR a 1,000-for-1 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), with a cash payment of $1.20 per pre-Reverse Stock Split share (the “Cash Payment”) being made in lieu of issuing fractional shares of post-Reverse Stock Split common stock; FOR the election of all nominees listed, FOR ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

The Board of Directors has fixed the close of business on July 8, 2014, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such stockholders will be available for inspection at the principal office of the Company at least 10 days before the date of the Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Hancock Fabrics, Inc.

As a stockholder of Hancock Fabrics, Inc., you have the option of voting your shares electronically through the Internet eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on August 14, 2014.

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:
Go to www.estproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼ PROXY

1.	To approve the Reverse Stock Split , Cash Payment and filing a certificate of amendment to the Company’s Certificate of Incorporation to affect the Reverse Stock Split	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To elect four members of the Board of Directors to hold office until the next Annual Stockholder’s Meeting or until their respective successors have been elected and qualified.	NOMINEES	FOR	AGAINST	ABSTAIN
		(01) Sam P. Cortez	☐	☐	☐
		(02) Steven R. Morgan	☐	☐	☐
		(03) Steven D. Scheiwe	☐	☐	☐
		(04) Neil S. Subin	☐	☐	☐

3.	To ratify the appointment of the accounting firm Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” ALL NOMINEES LISTED IN PROPOSAL 2, AND “FOR” PROPOSAL 3.

In their discretion the proxies are authorized and empowered to vote upon other matters that may properly come before the Annual Meeting and all continuations, adjournments or postponements thereof, including, if submitted to a vote of the stockholders, a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting proxies.

Signature________________________Signature_______________Date___________, 2014

Note: Please sign exactly as name appears hereon. When shares are held by joint owner, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.